Filed Number: 2-25980
                                                Filed Pursuant to Rule 497(c) of
                                                      the Securities Act of 1933


                                   PROSPECTUS
                  TO BE USED IN THE FEDERAL REPUBLIC OF GERMANY
                         AND IN THE REPUBLIC OF AUSTRIA

                                  PIONEER FUND

    Investment Funds launched under the laws of the United States of America

                                 September 2006

                                 60 State Street
                                Boston, MA 02109
                                       USA

IMPORTANT NOTICE

      The European mutual fund markets were in a formative state in 1969 when Pioneer Investments first offered U.S. mutual funds in Germany. Since then, the European mutual fund industry has evolved into a mature business with a product range designed for European investors, while some changes in the mutual fund markets have adversely affected the offering and promotion of U.S.-domiciled funds in Europe.

      In turn, Pioneer Investments developed within its global mutual fund family a range of Sub-Funds under the Luxembourg-domiciled Pioneer Funds ("Luxembourg Sub-Funds"). The legal, operational and client servicing structures of our Luxembourg Sub-Funds are designed to meet the current needs of European investors, who increasingly prefer these products over U.S.-domiciled funds.

      With these developments in mind and after careful consideration, the Board of Trustees of Pioneer Fund (the "U.S. Fund") has decided to discontinue the registration of the U.S. Fund in Germany, Austria and Switzerland on or about September 30, 2007. Therefore, the public distribution of this fund will be discontinued in Germany, Austria and Switzerland.

      As an existing shareholder, you may continue to invest in the U.S. Fund after deregistration; however, the U.S. Fund will not be actively marketed or distributed in these markets thereafter.

      The Board of Trustees of the U.S. Fund has determined to take the necessary actions to continue tax transparency after the deregistration; however, there can be no assurances as to the future continuation of this feature. Please consult your tax advisor about the implications this may have on your personal tax situation.

      Should you be interested in considering as an alternative one of our Luxembourg Sub-Funds with a comparable investment strategy, you should know that, like most Luxembourg-domiciled funds, its expenses are somewhat higher than those of the U.S. Fund. However, for some time Pioneer Investments has borne a substantial portion of the costs associated with the European transfer agency and client servicing functions of the U.S. mutual funds rather than imposing them on shareholders in the U.S. mutual funds.

      Following the deregistration of the U.S. Fund at the end of September 2007, Pioneer Investments will be reviewing the transfer agency and client servicing functions to determine whether these functions should be performed elsewhere and/or whether the current cost structure is sustainable.

      Please be advised that you are eligible to switch into one of our Luxembourg Sub-Funds without incurring any sales charge. From a tax perspective a switch is considered as sale of the shares to be switched and purchase of shares of a new fund. For this reason the switch could lead to a capital gain with the shares sold, and as a result these could be subject to capital gain taxes, provided the purchase and sale of these shares have been within the speculative period. Further, a new speculative period starts with the purchase (switch) of or into the new shares.

      Please contact your investment advisor for further information about the Luxembourg Sub-Funds and your tax advisor about the tax implications of the de-registration and any switches you may be considering.

                                    TRUSTEES
                               JOHN F. COGAN, JR.
                                  DAVID R. BOCK
                                  MARY K. BUSH
                              MARGARET B.W. GRAHAM
                                 THOMAS J. PERNA
                               MARGUERITE A. PIRET
                                  JOHN WINTHROP

                                    CUSTODIAN
                          BROWN BROTHERS HARRIMAN & CO.
                                 40 Water Street
                              Boston, MA 02109, USA

                                     MANAGER
                       PIONEER INVESTMENT MANAGEMENT, INC.
                                 60 State Street
                              Boston, MA 02109, USA

                                MAIN DISTRIBUTOR
                         PIONEER FUNDS DISTRIBUTOR, INC.
                                 60 State Street
                              Boston, MA 02109, USA

                                 TRANSFER AGENT
            PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
                                 60 State Street
                              Boston, MA 02109, USA

               SHAREHOLDER SERVICING AGENT FOR GERMANY AND AUSTRIA
                   EUROPEAN FUND SERVICES S.A., German branch
                            Hammerbrookstra(beta)e 5
                             20097 Hamburg, Germany

                            PAYING AGENT IN GERMANY:
                       Citibank Privatkunden AG & Co. KGaA
                               Kasernenstrasse 10
                               D-40213 Dusseldorf

                   PAYING AGENT AND REPRESENTATIVE IN AUSTRIA
                          BANK AUSTRIA CREDITANSTALT AG
                                    Am Hof 2
                                  A-1010 Vienna

                REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY
                                   ROLAND BAUM
                                  Rechtsanwalt
                             Alte Rabenstra(beta)e 2
                                  20148 Hamburg

                               PUBLIC ACCOUNTANTS
                                ERNST & YOUNG LLP
                              200 Clarendon Street
                              Boston, MA 02116, USA

                                TABLE OF CONTENTS

PART A - GENERAL EXPLANATIONS ..........................................    7

INTRODUCTION ...........................................................    7

   PIONEER INVESTMENT MANAGEMENT, INC. .................................    7

IMPORTANT INFORMATION ..................................................    7

SHAREHOLDER SERVICING AGENT FOR GERMANY AND AUSTRIA ....................    8

INVESTMENT STYLE, INVESTMENT OBJECTIVES AND GENERAL RISKS OF THE FUND ..    8

   INVESTMENT STYLE OF THE FUND ........................................    8

   INVESTMENT OBJECTIVES OF THE FUND ...................................    8

   GENERAL RISKS OF INVESTING IN THE FUND ..............................    9

PERFORMANCE OF THE FUND ................................................   10

PURCHASE OF SHARES AND ACCOUNT-KEEPING .................................   11

   OFFERING PRICE ......................................................   11

   GRADUATION OF SALES CHARGES .........................................   11

   QUALIFICATION FOR REDUCED SALES CHARGES .............................   11

   CUMULATIVE QUANTITY DISCOUNT ........................................   11

   LETTER OF INTENT ....................................................   12

   PURCHASE OF SHARES WITHOUT SALES CHARGE .............................   12

   PURCHASE BY CERTAIN PERSONS .........................................   12

   REIMBURSEMENT OF SALES CHARGES TO DISTRIBUTION AGENTS ...............   13

   REINSTATEMENT PRIVILEGE .............................................   13

   MAKING A FIRST PURCHASE OF SHARES ...................................   13

   MAKING ADDITIONAL PURCHASES OF SHARES ...............................   13

   AUTOMATIC INVESTMENT PLAN ...........................................   14

   ACCOUNTS ............................................................   14

   JOINT ACCOUNT WITH JOINT POWER OF DISPOSAL ..........................   14

   JOINT ACCOUNT WITH SINGLE RIGHT OF DISPOSAL .........................   14

   CASE OF DEATH .......................................................   14

   CLOSING OUT OF SMALL FUND ACCOUNTS ..................................   15

   DUTY TO COOPERATE ON THE PART OF THE SHAREHOLDER ....................   15

   IDENTITY VERIFICATION ...............................................   15

REDEMPTION OF SHARES ...................................................   15

   SUSPENDING THE REDEMPTION OF SHARES .................................   16

   CONTINGENT DEFERRED SALES CHARGES ...................................   16

SYSTEMATIC WITHDRAWAL PLANS ............................................   16

EXCHANGE PRIVILEGE .....................................................   16

AUTOMATIC EXCHANGE .....................................................   17

DISTRIBUTION OPTIONS ...................................................   17

INVESTMENT OF DIVIDENDS IN ANOTHER FUND ................................   17

FAX REQUESTS ...........................................................   17

TELEPHONE REQUESTS .....................................................   18

EXCESSIVE TRADING ......................................................   18

PAYING AGENTS ..........................................................   19

STOCKBROKERS ...........................................................   19

THE MANAGEMENT OF THE FUND .............................................   20

   BOARD OF TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND ................   20

   BOARD COMMITTEES ....................................................   24

   COMPENSATION OF OFFICERS AND TRUSTEES ...............................   25

   SALES LOADS .........................................................   25

      Other Information ................................................   25

   CODE OF ETHICS ......................................................   26

   THE MANAGER .........................................................   26

PORTFOLIO MANAGEMENT ...................................................   38

MAIN DISTRIBUTOR .......................................................   43

TRANSFER AGENT .........................................................   43

CUSTODIAN ..............................................................   44

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..........................   44

PORTFOLIO TRANSACTIONS .................................................   44

DISTRIBUTION SERVICE FEE ...............................................   45

COSTS FOR BUSINESS ACTIVITY OF THE FUND ................................   46

SHAREHOLDER EXPENSES ...................................................   46

PUBLICATIONS ...........................................................   47

DIVIDENDS, DISTRIBUTIONS AND TAXATION ..................................   47

SUPERVISION ............................................................   48

JURISDICTION ...........................................................   48

RIGHT OF REVOCATION ....................................................   48

REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY ......................   49

REPRESENTATIVE IN THE REPUBLIC OF AUSTRIA ..............................   49

DESCRIPTION OF FUND SHARES .............................................   49

NET ASSET VALUE AND DETERMINATION OF OFFERING PRICES ...................   50

EXAMPLE OF COMPUTATION OF THE PUBLIC OFFERING PRICE ....................   51

SELECTED DATA PER SHARE ................................................   51

PART B - FEATURES OF THE FUND (INVESTMENT OPERATIONS, INVESTMENT
   RESTRICTIONS, INVESTMENT RISKS) .....................................   53

I. INVESTMENT RESTRICTIONS .............................................   53

II. INVESTMENT TRANSACTIONS AND INVESTMENT RISKS .......................   55

   ILLIQUID SECURITIES .................................................   55

   DEBT SECURITIES SELECTION ...........................................   56

   RISKS OF NON-U.S. INVESTMENTS .......................................   58

   INVESTMENTS IN DEPOSITARY RECEIPTS ..................................   60

   EXCHANGE TRADED FUNDS ...............................................   61

   REPURCHASE AGREEMENTS ...............................................   61

   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES .........................   62

   PORTFOLIO TURNOVER ..................................................   62

   FOREIGN CURRENCY TRANSACTIONS .......................................   62

   OPTIONS ON SECURITIES AND SECURITIES INDICES ........................   64

   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS ..................   65

   WARRANTS AND STOCK PURCHASE RIGHTS ..................................   67

   PREFERRED SHARES ....................................................   67

   LENDING OF PORTFOLIO SECURITIES .....................................   67

PART C - CONTRACTUAL PROVISIONS ........................................   69

This prospectus is intended for investors in the Federal Republic of Germany and the Republic of Austria only. For interested shareholders resident in Switzerland a separate prospectus is made available, which can be obtained either from the Shareholder Servicing Agent (until September 30, 2006: Pioneer Global Investments Ltd., German branch; from September 30, 2006: European Fund Services S.A., German branch) or from Fortis Banque (Suisse) S.A. Zurich branch, Rennweg 57, Postfach, CH-8023 Zurich.

PART A - GENERAL EXPLANATIONS

INTRODUCTION

      This prospectus includes information on the Pioneer Fund (the "Fund") launched under the laws of the United States of America. The Fund is supervised by independent Boards of Trustees, which have transferred certain services such as investment management to companies of the Pioneer Investments group.

      Before investing, an investor should know the information contained in this prospectus. Please read the following pages carefully and retain the prospectus together with the other documents handed over to you.

Pioneer Investment Management, Inc.

      Pioneer Investment Management, Inc. ("Pioneer"), the manager of the Fund, represents an indirect wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. As part of the Global Asset Management department Pioneer provides investment management and other financial services to mutual funds, institutional and other clients. As of June 30, 2006, the assets under management worldwide amounted to USD 217 billion, including assets of over USD 65 billion managed by Pioneer.

IMPORTANT INFORMATION

      The German wording of the prospectus, the contractual conditions and all other documents and publications of the Fund shall apply for your legal relations with the Fund. Additional information may be found in the Statement of Additional Information, which is available free of charge with the Shareholder Servicing Agent.

      The purchase of shares in the Fund is always effected on the basis of the prospectus valid at the time of purchase. Before making additional purchases, investors should ask about the valid prospectus.

      The latest annual report, which must not be older than 16 months, shall be provided with the prospectus. If the date of the annual report is more than eight months ago, the respective semi-annual report shall be provided as well.

      In Germany and Austria only Class A shares in the Fund can be obtained, which are described in this prospectus. In the U.S. the Fund also issues Class B, Class C, Class R and Class Y shares which essentially differ from Class A shares by being issued without an initial sales charge but incurring a higher distribution fee and possibly a deferred sales charge. Therefore, all information contained in this prospectus refers to Class A shares of the Fund unless expressly stated otherwise.

      The Pioneer Investments group also offers different investment funds launched under Luxembourg law. The conditions regarding the purchase of shares in these Luxembourg Pioneer funds as well as detailed information on their investment objectives are contained in separate prospectuses, which can be obtained from Pioneer Fonds Marketing GmbH, Apianstra(beta)e 16-20, 85774 Unterfohring bei Munich, and in Austria from Bank Austria Creditanstalt AG.

      Nobody is authorized to provide information or make statements with regard to the Fund which are not contained in this prospectus and the financial reports attached to it or in other documents issued by corporations of the Pioneer group. Every purchase of fund shares a person may undertake on the basis of statements or particulars which are not contained in the aforementioned documents or which deviate from their contents is effected solely at the risk of the buyer.

      Those persons engaged in the distribution of fund shares (distribution agents) are not entitled to accept monies on behalf of the Fund. Institutional distribution agents having obtained relevant approval are authorized to receive payments for fund shares on behalf of their clients.

      Please note the important notice about privacy of customer information of our clients at the end of this document.

SHAREHOLDER SERVICING AGENT FOR GERMANY AND AUSTRIA

      For shareholders with residence in Germany and Austria the following company acts as shareholder servicing agent for the purpose of simplifying the communication with the Fund:

      EUROPEAN FUND SERVICES S.A., German branch

      Mail Address               Street Address
      Postfach 105142            Hammerbrookstra(beta)e 5
      20035 Hamburg              20097 Hamburg
      Germany                    Germany

      phone:            +49-(0)40 - 53 89 17-0
      fax:              +49-(0)40 - 53 89 17-24

      toll free phone and fax numbers

                        Germany                  Austria
      phone             0800-082 08 68           0800-29 76 57
      fax               0800-082 08 73           0800-29 14 76

      Any inquiries and orders formulated in German may be addressed to the shareholder servicing agent. Under normal circumstances the orders received by the shareholder servicing agent on a German banking day prior to 17:00 hours will be passed on to the transfer agent of the Fund in Boston on the same day.

      For the sake of form it is indicated that the representatives are also authorized to receive deliveries addressed to the Fund.

INVESTMENT STYLE, INVESTMENT OBJECTIVES AND GENERAL RISKS OF THE FUND

Investment Style of the Fund

      Pioneer uses a value approach to select the Fund's investments. Using this investment style, Pioneer seeks to select and purchase securities which are offered at reasonable prices or substantial discounts to their underlying values in order to hold these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations.

      Pioneer also considers a security's potential to provide reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research possibilities. Pioneer focuses on the quality and price of individual issuers, not on entire economic sectors. Pioneer does also not pursue any strategies aiming at early market entry (market timing). When selecting securities Pioneer looks, among others, for some of the following features, which can be evaluated differently:

            o     Above average potential for earnings and revenue growth

            o     Favorable expected returns relative to perceived risk

            o Low market valuations relative to earnings forecasts, book value, cash flow and sales

            o Sustainable competitive advantage, such as a brand name, customer base, proprietary technology or particular economies of scale

Investment objectives of the Fund

      The investment objectives and strategies of the Fund will be described below. If in this connection a maximum percentage is given for the investment in certain securities and/or regions this information refers in each case to the time the investment is made. Any later changes in value of such investments, the net asset value of a fund or other circumstances will not be considered in determining whether the investment complies with the funds' investment objectives and strategies.

Investment objective - regular income and capital growth

      The Fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the Fund's investment strategy, equity securities include common stocks, convertible debt securities and other equity securities such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, stock purchase rights and preferred stocks.

      The Fund may invest up to 10% of its assets in stocks and convertible debt securities of companies from outside the U.S. as well as convertible debt securities of governments from outside the U.S.. The Fund does not invest more than 5% of the assets in securities of issuers from emerging markets. The Fund invests in non-U.S. securities for the diversification of its portfolio, if in comparison these have a similar or greater potential for development than U.S. securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

      In addition, the Fund may acquire debt securities issued by companies or governments. In general, the Fund will only invest in investment grade debt securities. However, it may invest up to 5% of its assets in debt securities including convertible debt securities that are below investment grade. The Fund invests in debt securities when Pioneer believes they are consistent with the Fund's investment objective by offering the potential for reasonable income and capital growth, to diversify the Fund's portfolio or for greater liquidity.

      The Fund may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

      Although the Fund will in general invest substantially all its assets in order to reach its investment objectives, the Fund may invest the remaining assets also in securities with a maturity of less than one year and hold cash and cash equivalents. For temporary defensive purposes, including during periods of unusual cash flows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund intends to adopt a defensive strategy when Pioneer believes securities in which the Fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

      The Fund usually does not trade for short-term profits. The Fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the Fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

      The Fund may also acquire futures and options on securities, indices and currencies, forward foreign exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund will not use such derivatives as prior investment strategy but on a regular basis only for hedging purposes. However, the Fund may also use derivatives for other purposes including among others the following:

            o as hedge against unfavorable developments of share prices, interest rates or exchange rates;

            o     as substitute for the purchase or disposal of securities;

            o for the purpose of performance improvements in which case such a non-hedging strategy may be regarded as speculative.

      Even a small investment in derivatives can have a significant impact on the Fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The Fund will only invest in derivatives to the extent Pioneer believes these investments do not prevent the Fund from seeking its investment objective.

General risks of investing in the Fund

      Shares held in the Fund do not constitute bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other insurance facilities in any federal state of the United States or in the Federal Republic of Germany or the Republic of Austria.

      Fund shares represent an investor's interest in the assets of an investment fund where investors' monies are pooled for being invested in different assets - with respect to the Fund in securities - according to the principle of risk diversification and for being professionally managed by the manager of the Fund.

      Although the Fund pursue capital growth and regular income within the limits of its investment objectives you may suffer a loss or earn less than by investing in other shares as the value of your shares in the Fund is subject to the fluctuations on stock exchanges. But it may also be the case that the securities of the Fund's portfolio rest undervalued or do not have the initially expected growth potential.

      To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

      Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

      The bank deposits held by the Fund with the custodian bank are insured depending upon the nature of the account of the Fund up to an amount of USD 100,000 by the FDIC. The Fund maintains both secured and unsecured bank deposits.

      In comparison with fixed-term deposit investments you will run an economic risk and the value of your fund account may be above or below the purchase price of the share at the time of redemption.

      In addition you should consider that the exchange rate of the US dollar in relation to the Euro may fluctuate greatly and that it may affect appreciably the fund returns of the investor.

      The Fund is designed for investors who are able to run these risks. In any case interested investors should consult an independent financial adviser.

Additional Information

      The Fund is not restricted to invest in listed securities and may also purchase securities whose disposal is subject to contractual restrictions. The Fund may hold its total assets in the form of deposits but will not do so because of its investment objectives.

Profile of a typical investor

      An investment in the Fund is suitable for investors who wish to participate in equity markets. It is also suitable for sophisticated investors wishing to attain their defined investment objectives. The Fund may be most appropriate for investors with medium to long-term investment horizon, as losses may occur due to market fluctuations. For investors with a diversified portfolio the Fund may be suitable as a core investment.

PERFORMANCE OF THE FUND

Performance

      The performance of the Funds varies from year to year. The following chart shows the performance expressed in percent and refers to the relevant calendar year as of December, 31. The calculation was effected on the basis of US dollar and does not take into account any sales charges paid at the time of purchase of the fund shares. The Fund's past performance does not indicate how it will perform in the future.

               1996     1997    1998    1999   2000    2001     2002     2003    2004   2005
Pioneer Fund   19.70   38.47   29.09   15.54   0.12   -11.13   -20.26   24.58   11.64   6.40

Comparison of the average annual returns with the stated indices

      The following table shows the average annual total returns of the Fund for the relevant periods and compares these returns to the returns of the stated indices. Unlike the Fund, the index is not managed and does not incur expenses. The figures in the table reflect sales charges and assume that any distribution was reinvested respectively and that the Fund shares were given back at the end of the period as of December 31, 2005.

                                                                 Since      Inception
                                 1 Year   5 Years   10 Years   Inception      Date
Pioneer Fund                      0.26     -0.24      9.35       12.41     13/02/1928
Standard & Poor's 500 Index(1)    4.91      0.54      9.07       10.61*

(1) The Standard & Poor's 500 Index is a generally recognized index measuring the performance of 500 companies whose stocks are widely spread and listed on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market. Unlike the funds, the index is not managed, does not incur expenses and does not reflect deduction for taxes.

* Since December 1960. There are no information to earlier periods available.

PURCHASE OF SHARES AND ACCOUNT-KEEPING

Offering price

      Shares in the Fund may only be purchased at the relevant valid offering price and in principle only by payments of money. Under certain circumstances the Fund may in its sole discretion, accept a payment other than the payment of money. The offering price represents the net asset value per share in the Fund plus an initial sales charge.

      Shares are issued at the net asset value per share (plus initial sales charge) calculated by the transfer agent on the day following the day payment attributable to a fund account was received.

Graduation of sales charges

      The amount of sales charge depends on the amount invested and is contained in the following table.

                                     Sales charges expressed in per cent of the
Amount of the capital invested       offering price(1)     net fixed assets (2)

less than USD 50,000 ............          5.75%                  6.10%
more than USD 50,000 ............          4.50%                  4.71%
but less than USD 100,000
more than USD 100,000 ...........          3.50%                  3.63%
but less than USD 250,000
more USD 250,000 ................          2.50%                  2.56%
but less than USD 500,000
USD 500,000 .....................          2.00%                  2.04%
but less than USD 1,000,000
USD 1,000,000 ...................          0.00%                  0.00%
or more

(1)   will be deducted from the investment

(2)   will be added to the net asset value

      The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

      The schedule of sales charges above is applicable to purchases of Class A shares of the funds by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code.

      Currently, no sales charge is payable on investments of USD 1,000,000 or more, but for such investments a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within 18 months (one year in case of purchase of shares prior 1 February 2004) after the purchase. See "Redemption of Shares - Deferred sales charge".

Qualification for reduced sales charges

Cumulative quantity discount

      If you or your spouse or your children under 21 already own or are purchasing shares of a U.S. Pioneer fund ("Pioneer fund") at the same time and you notify the shareholder servicing agent of this circumstance in time, the sales charge payable when purchasing the shares depends on the total value (at the current offering price) of the shares already owned by the above mentioned persons or purchased at the same time. This may result in a reduced sales charge.

      For example an investor who invested USD 5,000 in the Fund and already holds shares in other Pioneer funds amounting to USD 50,000 as well would only pay a sales charge of 4.50% of the offering price of the newly purchased shares.

      The Fund does also offer so called group plans issuing shares at a lower sales charge or without any sales charge. Such plans require that certain organizations are willing to recommend the Fund to their members, to enable the Fund to advertise within the organization or to promote the sale of fund shares to their members in some other way. Besides fund shares may be purchased at charges differing from the table via institutions such as insurance companies which include the fund shares in their range of financial products (for example fund-related life insurance, fund of funds) or via banks and asset management companies which distribute the fund shares to their clients and have an omnibus account with the shareholder servicing agent. Further information on this subject can be obtained from Pioneer Fonds Marketing GmbH, Apianstra(beta)e 16-20, 85774 Unterfohring bei Munich.

      Pioneer reserve the right to cease to offer reduced sales charges at any time or to extend them to other funds of the Pioneer Investments group not launched under U.S. law.

Letter of Intent

      You can also use a letter of intent to qualify for reduced sales charges.

      With this letter you confirm your intention to purchase and hold shares amounting to at least USD 50,000 (excluding any reinvestments of dividends and capital gains distributions) within a period of 13 months.

      Then you will only be charged such sales charge that would be applicable if you had purchased all shares during such 13-month period all at once. In your Letter of Intent you may state the value of all class A shares of the Fund as well as of all other Pioneer funds you are holding in determining the amount of the applicable sales charge for the shares of the fund you intend to purchase.

      If, for example, your letter of intent provides for the purchase of shares amounting to USD 50,000 within a period of 13 months, you will have to pay a sales charge of 4.50% for all purchases made within that period.

      A purchase not made pursuant to a letter of intent, may be included at some future date if the letter of intent is submitted within 90 days of such purchase. Shareholders may also include the value (at the current offering price) of all of their shares in the Pioneer funds as of the date of the letter of intent as a credit towards determining the reduced sales charge.

      If the amount of shares purchased during the 13-month period exceeds the amount indicated in your letter of intent and if the total (less redemptions, if any) qualifies for a further quantity discount, the reduced sales charge, if any, will be calculated on the day of purchase.

      A letter of intent is not a binding obligation upon the investor to purchase, or the Fund to sell the shares in full at the amount indicated. But if you do not pay the stated investment amount during this 13-month period, an adjustment in the sales charge will be made. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds).

      The letter of intent authorizes Pioneer Investment Management Shareholder Services, Inc. to escrow shares of 5% of the investment amount stated in the letter of intent in order to insure the payment of a possible deferred sales charge and the shares will continue to be registered in your name. If an adjustment in the sales charge has to be made, Pioneer Investment Management Shareholder Services, Inc. may use the shares held in escrow in order to settle the payment claim. Remaining shares will then be released.

      Pioneer reserves the right to cease to offer reduced sales charges at any time or to extend them to other funds of the Pioneer Investments group not launched under U.S. law.

Purchase of shares without sales charge

Purchase by certain persons

      Shares in the Fund may be purchased at net asset value per share without any sales charge by:

      o     current or former trustees and officers of the Fund;

      o partners and employees of legal counsel to the Fund (at the time of the initial purchase);

      o directors, officers, employees or sales representatives of Pioneer or any other affiliated companies;

      o directors, officers, employees or sales representatives of investment advisory companies or former investment advisers of all investment companies for which Pioneer serves as manager;

      o officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase)having entered into sales agreements with Pioneer Funds Distributor, Inc.;

      o Employees of AmSouth Bank (at the time of initial share purchase) investing through an account held with AmSouth Investment Services, Inc.;

      o     members of the immediate families of any of the persons above;

      o     any trust, trustee or other benefit plan for the foregoing persons;

      o     insurance companies;

      o certain "wrap accounts" for the benefit of clients of investment advisers and financial planners adhering to standards established by Pioneer Funds Distributor, Inc.;

      o other funds and accounts for which Pioneer or any of its affiliates serves as manager or investment adviser;

      o     certain mutual funds in connection with reorganization; and

      o     certain retirement plans launched in the U.S.

      The shares purchased without any sales charge may only be redeemed to the Fund and may not be transferred or sold to other persons. The privilege of purchase without sales charge is attached to the condition that you inform Pioneer Funds Distributor, Inc. in writing that you are entitled to this privilege.

      The Fund reserves the right to cease to offer reduced sales charges at any time.

Reimbursement of sales charges to distribution agents

      There is a possibility that the main distributor of the Fund or one company of the Pioneer Investments group affiliated with the main distributor will oblige in a distribution agreement to reimburse distribution agents for any part or all of the sales charge paid by investors mediated by one of them or to make other payments to such distribution agents.

Reinstatement Privilege

      If you have recently sold all or part of your shares in the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in shares of the Fund if you send a written request to the shareholder servicing agent not more than 90 days after your shares were redeemed and make the respective payment into an account having the same registration as the account from which the shares were disposed.

      When you elect reinstatement, you are subject to the provisions outlined in the prospectus of the Fund, including the applicable minimum investment requirement of the Fund.

      The redemption proceeds or the portion determined by you will then be reinvested at the net asset value of the shares in the Fund which is calculated immediately after receipt of your relevant redemption and your written request for reinvestment.

      Since the disposal and the subsequent reinstatement may have adverse effects on taxes, you are recommended in any case to consult your tax adviser.

      The Fund reserves the right to cancel or change the reinstatement privileges at any time.

Making a first purchase of shares

      If you intend to purchase shares in the Fund, you will have to properly execute and sign a purchase request and forward it via the shareholder servicing agent in Hamburg to the transfer agent of the Fund. In addition, you will have to make the payment for your investment by transferring the amount to one of the paying agent accounts (or by choosing one of the other options for payment described below). Payments in Euro are generally transferred into US-Dollar on the next working day following the receipt of the money on the account of the Paying Agent.

      The recommended minimum investment amount of a first investment is EUR 2,500 but at least USD 1,000.

      Provided that a duly executed subscription form has been received by the shareholder servicing agent immediately after receipt of the investment amount at the transfer agent of the Fund, the purchased fund shares will be credited to the fund account opened for you. A statement of account will then be provided to you informing you of the number of purchased shares and the offering price. It is drawn to your attention that the Fund may refuse to accept purchase requests in its absolute discretion.

      The Fund will not issue any share certificates but will register the shares by electronic entry.

      Please use the transfer slips attached to the purchase requests.

Making additional purchases of shares

      If you already established a fund account and intend to make a further investment, it will generally not be necessary to submit a further purchase request. By indicating the number of your existing fund account you may rather transfer the investment amount to the paying agent in your country. Payments in Euro are generally transferred into US-Dollar on the next working day following the receipt of the money on the account of the Paying Agent. When assigning the investment amounts Pioneer Investment Management Shareholder Services,

Inc. may only consider the number of the fund account you stated. Misstatements, if any, will be debited to you.

      The recommended minimum subsequent investment amount is EUR 150 but at least USD 100.

      Please take into consideration that every purchase of fund shares will be effected on the basis of the prospectus valid for the relevant fund and for which you should ask before making your investment.

Automatic Investment Plan

      The automatic investment plan provides you with regular purchases of shares each month or quarter. The plan offers an ideal method for providing the advantages of "investment cost averaging". You may elect to enter the automatic subscription plan when you complete your purchase request or by writing to the shareholder servicing agent.

      If you elect an automatic investment plan, the shareholder servicing agent through the paying agent, will withdraw the designated amount of money from your account to purchase shares at the designated interval. Payments in Euro are generally transferred into US-Dollar on the next working day following the receipt of the money on the account of the Paying Agent. At any time, investors may change the frequency or amount of the periodic investments according to the stated intervals. The minimum rate of the investment plan is outlined in the purchase request. The sales charge will always be levied on the amount actually paid in. No advance charge of cost will be levied.

      With regard to payment transactions, fees charged in line with banking practice will be deducted from the amount invested.

      To avoid paying return fees, investors who wish to cancel their investment plans should contact the shareholder servicing agent at least fifteen days prior to the effective date of the cancellation.

Accounts

      The shareholder account may be opened in the form of an individual account or a joint account. When opening a joint account, please elect on the purchase request whether you wish to grant each other single power of disposal or whether you wish to give instructions only jointly. If you do not make a choice in the purchase request, only joint instructions will be accepted by the fund.

Joint account with joint power of disposal

      In the case of a joint account with joint power of disposal, instructions may be given only with the signature of both account holders. For practical purposes, telephone instructions with respect to accounts that require joint instructions are not accepted. In the case of death of one of the account holders of a joint account with joint power of disposal the remaining account holder(s) may only dispose together with the heir of the deceased shareholder.

Joint account with single right of disposal

      In the case of a joint account with single right of disposal, one shareholder alone may give, without the signature and approval of the other shareholder, any instructions including the closing out of the account - even to his/her sole favor. The Fund has no obligation to inform the other account holder prior to the implementation of such instructions. Investors should therefore be aware of the risks involved with the single power of disposal. Please note that the single right of disposal may only be revoked by a joint written instruction.

      By granting each other single power of disposal, you also agree to transfer the account by way of gift to the surviving shareholder in the case of death. However, the surviving shareholder has no right to the transfer if the Fund refuses the transfer because the heir(s) revoke(s) the instruction passed by the deceased shareholder. For this reason you should take relevant precautions in your testament.

Case of death

      In order to clarify execution authority in cases of death, the Fund may request the certificate of inheritance, letters testamentary or other necessary documents. The Fund may - but has no obligation to - waive the submission of a certificate of inheritance and letters testamentary if the fund receives an original or witnessed copy of the testamentary disposition (testament, contract of inheritance) together with the associated minutes of opening. The Fund may regard as authorized the person designated therein as the heir or executor, permit him to dispose, and in particular may make payments to him with discharging effect. This does not apply if it is known to the Fund that the person named therein is not authorized for disposition, or if the Fund has not become aware of this because of its gross negligence.

Closing out of small fund accounts

      Your fund account must show a value of at least USD 500. If the value of your fund account falls below USD 500, the Fund reserves the right to inform you that it intends to repurchase the remaining shares still held by you and to close out your fund account. From the day of such information you have 60 days to avert the repurchase of your shares by making additional investments.

Duty to cooperate on the part of the shareholder

      To facilitate the orderly maintenance of the shareholder's account, it is necessary that the shareholder immediately report any change in his name or address, as well as any other changes involving the fund account to the shareholder servicing agent. Applications of any kind shall unambiguously reveal their intentions. Unclear formulated applications may result in wrong entries or additional inquiries. For any delays arising in this connection the shareholder will be held responsible.

      Each shareholder shall examine without undue delay the accuracy and completeness of the account extracts, any notification regarding the execution of applications, and information on expected payments and shall thereupon immediately raise objections, if any.

      This also applies to the failure to confirm the handling of transactions ordered by the shareholder.

Identity verification

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Fund to identify you.

      The Fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

REDEMPTION OF SHARES

      Under usual circumstances, as shareholder, you have the right to redeem your shares at the net asset value at any time and without being subject to a CDSC.

      German and Austrian investors should send their requests for redemption to the shareholder servicing agent who will forward them to the transfer agent. Requests for redemption may also be sent directly to Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") or to the representatives for being passed on to PIMSS. Please note that redemption requests in writing must be in "good order". If you hold certificates, these must be submitted in "good order" as well.

      Shareholders who have their shares managed by a bank or another duly authorized institution must handle the redemption through such bank/institution.

      "In good order" means that the request for redemption and/or the certificates must be signed and endorsed by the registered owner(s) exactly as the shares are registered and that the signature(s) must be confirmed by a bank or otherwise as accepted by the Transfer Agent. In addition, in some cases (involving fiduciary or corporate transactions), being in "good order" may require the furnishing of additional documents.

      Confirmations may be waived for redemption requests of USD 100,000 or less, provided that the registered holder executes the redemption request, the payment is directed to the registered shareholder at the registered address or account and the address was not changed in the prior 30 days.

      Normally, payment will be made within seven days after receipt of these documents. The Fund reserves the right to withhold payment until checks received as payment for shares purchased have cleared, which could take up to 15 days from the purchase date.

      As a rule, the Fund's practice will be to redeem shares at the net asset value per share of the Fund next calculated after receipt of the proper redemption request by PIMSS. If the redemption request is received by the shareholder servicing agent in Hamburg prior to 5:00 p.m. Central European time on a bank business day in Germany, it will be calculated at the net asset value determined on this day (provided this day is not a public holiday in the U.S.).

      Payment of the redemption proceeds is normally made by bank transfer to the bank account of the shareholder or by posting a check denominated in USD to the shareholder. The instructions for the bank transfer will be given or, as the case may be, the check will be posted within 7 days from the day PIMSS has received the respective redemption request (if applicable together with the certificate) in good order.

      With respect to the payment via bank-transfer it should be noted that because of differences in the duration of the processing of bank transfers the redemption proceeds may be credited to your bank account after the 7 day period has expired and that the necessary conversion from USD to EUR may result in exchange losses. In general the change into Euro takes place two day after the redemption of the shares.

      In the event that a shareholder requests payment by check, Pioneer is not liable for any losses resulting from either delays in postal delivery or delays due to the necessity of re-sending a check that was lost in the mail.

      The net asset value per share received upon repurchase may be more or less than the price the investor paid for the shares, depending upon the market value of the assets of the Fund at the time of repurchase.

Suspending the redemption of shares

      Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the Securities and Exchange Commission, by order, so permits.

      The entity responsible for the suspension of the redemption of shares is the Fund's principal underwriter, PFD or the Funds' Board of Trustees.

Contingent deferred sales charges

      Share purchases in the Fund of the equivalent of USD 1,000,000 or more are currently not subject to a sales charge. However, such purchases may be subject to a contingent deferred sales charge in the event of a share redemption within 18 months (12 months for shares purchased prior 1 February 2004) following the share purchase. This contingent deferred sales charge amounts to 1% of the value of the shares redeemed (exclusive of reinvested dividend and capital gains distributions) or the offering price of such shares at the time of purchase, depending on which amount is lower. Shares subject to contingent deferred sales charges which are exchanged into another Pioneer fund will continue to be subject to contingent deferred sales charges until the original 12-month period expires.

SYSTEMATIC WITHDRAWAL PLANS

      The systematic withdrawal plan is designed to provide a convenient method of receiving payments fixed in advance at regular intervals from selling fund shares.

      When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a monthly, quarterly, semi-annually or annual basis in the equivalent designated by you when establishing the systematic withdrawal plan and will either send the proceeds by USD check to you, or any person designated by you or deposit them into a bank account designated by you in EUR.

      In order to establish the systematic withdrawal plan with periodic payments of at least USD 50, you need to open a fund account having a total value of not less than USD 10,000.

      Any changes of your designated bank account, designation of another person to receive checks or any changes in your address after your account is opened require a relevant order in original, a copy of identity card and in certain cases an acceptable signature confirmation of this action.

      Systematic withdrawal plan payments are made in the third week of each month. To the extent that sales within the limits of the systematic withdrawal plan exceed dividend and capital gains distributions of shares, such periodic payments will reduce the number initially deposited in the fund account. If you purchase shares while maintaining a withdrawal plan, you consequently will have to pay unnecessary sales charges, if applicable.

      The systematic withdrawal plan may be terminated at any time (1) by written notice to the shareholders servicing agent or PIMSS or from PIMSS to the shareholder; (2) upon receipt by the shareholders servicing agent or PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares under the plan have been sold.

EXCHANGE PRIVILEGE

      You may exchange your shares in a Pioneer fund at net asset value without a sales charge, for shares of another Pioneer fund, provided you have acquired your shares directly and paid the applicable sales charge. Exchange requests must be made in writing.

      In the event that the exchange results in an initial investment in another Pioneer fund or sub-fund, the requirements for opening a new account (minimum investment amount, information/ documentation) must be observed and, if applicable, a respective subscription form has to be completed in order to open such investment account.

      Exchanges must be at least USD 1,000.

      However, exchanges with a value of USD 25,000 or more are restricted to four transactions in each calendar year.

      This exchange limitation is intended to discourage short-term trading in fund shares, as short-term trading can increase the expenses incurred by the Fund and make portfolio management less effective.

      In determining whether the exchange limit has been reached, Pioneer may aggregate a series of exchanges (each valued less than USD 25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

      The exchange limitation does not apply to automatic exchange transactions described below, to accounts that have a written exchange agreement with the distributor and in some cases to transactions made through an omnibus account for fund shares.

      If an exchange request is received by PIMSS on a bank business day in the U.S. prior to 4:00 p.m. Boston time, the exchange usually will occur on that day. This requires that the written exchange request is received by the shareholder servicing agent in "good order" prior to 5:00 p.m. Central European time on a bank business day in Germany. If the exchange request is received after 5:00 p.m. Central European time respectively, the exchange will usually occur on the following business day.

      You should consider the different investment objectives and policies of the Pioneer funds, as described in this prospectus, before making any exchange. For tax purposes, an exchange represents a sale of the shares exchanged and a purchase of shares in another fund. Therefore, an exchange could result in a taxable capital gain on the shares sold if purchase and sale of the shares lie between the speculative period applicable to your country. Furthermore, with respect to the shares switched a new speculative period starts, if applicable.

      The Fund reserves the right to refuse any exchange request or restrict, at any time without notice, the number and/or the frequency of exchanges to prevent abuse of the exchange privilege. Abuses include frequent trading in response to short-term market fluctuations and a pattern of trading that appears to be the attempt to "time the market". In addition, the Fund reserves the right, at any time without notice, to charge a fee for exchanges or to modify, limit or suspend the exchange privilege. The Fund will provide 60 days' notice of material amendments to or termination of the privilege.

AUTOMATIC EXCHANGE

      You may automatically exchange shares from one fund account to another fund account on a regular schedule, either monthly or quarterly. The accounts must have identical registrations and the originating account must have a minimum balance of USD 5,000. The exchange will occur on the day you stated in the application form. You should consult your tax adviser regarding the tax consequences before deciding in favor of this option.

DISTRIBUTION OPTIONS

      Unless you indicate another option on your account application, dividend and capital gain distributions, if any, will be automatically invested in additional shares of the Fund at the applicable net asset value per share.

      There are two further options as well: (a) dividend distributions paid to you in cash and capital gain distributions reinvested in additional shares and
(b) all dividends and distributions paid to you in cash. However, these two options are not available to fund accounts with a value of less than USD 500. For changing your distribution options you will have to send a written application to the shareholder servicing agent.

      Provided that a check issued for dividends or capital gains is not cashed within 6 months, the transfer agent has the right to use the amount represented by the check to purchase additional shares for the respective account at the net asset value then applicable and to reinvest further distributions until otherwise instructed by the respective shareholder in writing.

INVESTMENT OF DIVIDENDS IN ANOTHER FUND

      You may elect (in writing) to have the dividends paid by the Fund invested in another Pioneer fund. The value of this second account must be at least USD 1,000. Invested dividends may be in any amount, and there are no fees or charges for this service.

FAX REQUESTS

      After a shareholder has made a relevant request, orders for the redemption and exchange of shares may be transmitted by fax to the shareholder servicing agent subject to the following conditions.

      In the case of a request transmitted by fax, the redemption or exchange price will be determined based on the date the faxed request was received by the transfer agent prior to 4:00 p.m. Boston time on a bank business day in the U.S. This requires receipt of the purchase request by the shareholder servicing agent prior to 5:00 p.m. Central European time and that the relevant day is a bank business day in Germany.

      If shares have been issued in the form of certificates, the redemption proceeds will not be paid out until the transfer agent has also received the certificates for the shares to be redeemed.

      A maximum of USD 100,000 may be redeemed and a maximum of USD 500,000 may be exchanged by fax. Redemption proceeds may be received by check sent to the address or by bank transfer to the bank account indicated in your subscription form or duly changed at a later date, the last alteration not having been made less than 30 days prior to the faxed request. For changes of address or bank account a relevant order in original as well as a copy of your identity card are required.

      The Fund is not liable for forged faxes and may execute fax requests for the risk of the shareholder unless it did not become aware of the incorrect nature of the fax, intentionally or through gross negligence.

TELEPHONE REQUESTS

      After receipt of a relevant request by a shareholder, orders for the exchange of shares of other Pioneer investment funds which are authorized for public distribution in Germany and Austria as well as requests for the sale of participating shares will also be accepted by phone by the shareholder servicing agent on behalf of PIMSS, whereby exchange requests will only be executed if the account registration of the previous investment fund corresponds to that of the new investment fund and the value of the exchange does not exceed USD 500,000. Requests received by phone will only be executed if the sales proceeds do not exceed USD 100,000 (or the equivalent in EUR) and are paid either into the account indicated in the sales request or by check sent to the address indicated in the sales request. The Fund and the shareholder servicing agent are not liable for the authenticity of orders so passed and may accept them with debt-discharging effect unless they are aware or they are not aware as a result of gross negligence that the principal has no power of disposal. With regard to joint accounts with joint power of disposal and accounts for minors this option is not available.

EXCESSIVE TRADING

      Frequent trading into and out of the Fund can disrupt portfolio management strategies, harm Fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Fund discourages excessive and/or short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Pioneer Funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;

o You make two or more purchases and redemptions within a short period of time;

o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

      The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by Fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the Funds' shareholders.

      While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the Fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Fund's policies.

      In addition to monitoring trades, the policies and procedures provide that the Fund imposes limitations on the number of exchanges in an account in any calendar year.

      The Fund may reject a purchase or exchange order before its acceptance or prior to issuance of shares. The Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the Fund believes are requested on behalf of market timers. The Fund reserves the right to reject any purchase request by any investor or financial institution if the Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Fund. The Fund and its shareholders do not incur any gain or loss as a result of a rejected order. The Fund may impose further restrictions on trading activities by market timers in the future. The Fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

PAYING AGENTS

      In order to facilitate payment transactions between the investors and the transfer agent of the Fund accounts were established at banks in the Federal Republic of Germany and the Republic of Austria for payments of and to investors.

      Investors may deposit payments in their home currency into these accounts; these will be converted into U.S. dollars for usual banking charges and then be transmitted to the accounts of the Fund with its custodian.

      When making your first purchase of shares, please consider that a duly completed purchase order must have been received by the shareholder servicing agent in order to assign the amount of your investment. Monies held in the paying agent account for lack of assignment bear no interest. The shareholder servicing agent reserves the right to return monies to the sender if no relevant purchase request is received within three weeks on receipt of payment.

      In order to avoid amounts posted to the wrong account you should absolutely make use of the transfer slips attached to the purchase order and as far as additional payments are concerned you should state the relevant number of the fund account designated for the purchase of additional shares.

      When assigning the amounts invested the shareholder servicing agent may exclusively go along with the number of the purchase order form or the number of the fund account indicated under reason for transfer.

      The payment of sales proceeds will be transacted on the same terms unless the shareholder requests to receive payment by USD check.

      In Germany and Austria, investors may request payment of redemption proceeds, dividends and other payments from the Fund in EUR through the relevant paying agent, which is in Germany the Citibank Privatkunden AG & Co. KgaA, Kasernenstra(beta)e 10, 40213 Dusseldorf and in Austria Bank Austria Creditanstalt AG, Am Hof 2, A-1010 Vienna.

      Within the context of payment transactions usual banking charges will be deducted from the amount invested or the redemption proceeds respectively. The shareholders incur the exchange risk.

STOCKBROKERS

      The main distributor of the Fund engaged Pioneer Fonds Marketing GmbH, Apianstra(beta)e 16-20, 85774 Unterfohring bei Munich, to conclude in the Federal Republic of Germany and the Republic of Austria contracts with banks and financial services companies (distribution agents) concerning the brokerage of shares in the Fund in the respective countries.

      These distribution agents operate under their own name and for their own account. They provide investors with independent services (for example in the form of investment advice) and do not assist the Fund, the manager or any other member of the Pioneer Investments group. The Pioneer Investments group does not assume liability neither within the bounds of the German Banking Act nor in any other context. Whenever investors are referred to distribution agents this is done because of the purchase of shares in the Fund and not because of other financial products offered by the distribution agents and which are generally not examined by the Pioneer Investments group.

      In addition, distribution agents are not authorized to accept payments for fund shares in the name of the Fund, the manager or any other member of the Pioneer Investments group. Institutional distribution agents having obtained relevant approval are authorized to receive payments for fund shares on behalf of their clients.

      The Fund strongly advises against debt-financed purchases of shares since the investment risk will be much greater because of external financing. The Fund offers its shares to the public but - except some fund-related life insurances - they do not offer any financial products combined with the fund shares. If distribution agents offer such "combination products", the Fund, the Pioneer Investments group and their affiliates will not assume any liability for these products.

      With respect to the different cost pattern and taxation when investing directly in funds and the investment in fund-related life insurances or products of funds of funds, the investors are strongly advised to consult their tax or financial adviser in order to determine the most convenient investment form.

THE MANAGEMENT OF THE FUND

Board of Trustees and executive officers of the Fund

      The trustees of the Fund are responsible for the broad supervision of the Fund. On the other hand the executive officers of the Fund have the responsibility for the day-to-day business of the Fund.

      The trustees and executive officers are listed below, together with their principal occupations during the past five years. Trustees who are "interested persons" within the meaning of the Investment Company Act of 1940 are called "interested trustees" whereas trustees who are not interested persons are called "independent trustees". Each of the Trustees serves as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address of all interested trustees and all executive officers is 60 State Street, Boston, Massachusetts 02109, USA.

    Name, Age       Position Held     Term of Office and     Principal Occupation During    Other Directorships
   and Address      With the Fund     Length of Service            Past Five Years          Held by this Trustee
----------------------------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan,      Chairman of     Trustee since 1982;     Deputy Chairman and a          Chairman and Director
Jr. (79)*           the Board,      Serves until a          Director of Pioneer Global     of ICI Mutual
                    Trustee and     successor is elected    Asset Management S.p.A.        Insurance Company;
                    President       or earlier retirement   (PGAM); Non-Executive          Director of Harbor
                                    or removal.             Chairman and a Director of     Global Company, Ltd.
                                                            Pioneer Investment
                                                            Management USA, Inc.
                                                            (PIM-USA); Chairman and a
                                                            Director of Pioneer;
                                                            Director of Pioneer
                                                            Alternative Investment
                                                            Management Limited (Dublin);
                                                            President and a Director of
                                                            Pioneer Alternative
                                                            Investment Management
                                                            (Bermuda) Limited and
                                                            affiliated funds; Director
                                                            of a Russian real estate
                                                            investment fund; Director of
                                                            Nano-C, Inc. (since 2003);
                                                            Director of Cole Investment
                                                            Corporation (since 2004);
                                                            Director of Fiduciary
                                                            Counseling, Inc.; President
                                                            and Director of Pioneer
                                                            Funds Distributor, Inc.
                                                            ("PFD"); President of all of
                                                            the Pioneer funds; and Of
                                                            Counsel (since 2000, partner
                                                            prior to 2000), Wilmer
                                                            Cutler Pickering Hale and
                                                            Dorr LLP (counsel to PIM-USA
                                                            and the Pioneer Funds)

Independent Trustees:
David R. Bock       Trustee         Trustee since 2005.     Senior Vice President and      Director of The
(62)                                Serves until a          Chief Financial Officer,       Enterprise Social
3050 K. Street,                     successor is elected    Itrax, Inc. (publicly traded   Investment Company
NW, Washington,                     or earlier retirement   health care services           (privately-held
DC 20007                            or removal.             company) (2001 - present);     affordable housing
                                                            Managing Partner, Federal      finance company);
                                                            City Capital Advisors          Director of New
                                                            (boutique merchant             York Mortgage Trust
                                                            bank)(2002 to 2004);           (publicly traded
                                                            Executive Vice President and   mortgage REIT)
                                                            Chief Financial Officer,
                                                            Pedestal Inc.
                                                            (internet-based mortgage
                                                            trading company) (2000-
                                                            2002)

Mary K. Bush        Trustee         Trustee since 1997.     President, Bush                Director of Brady
(57)                                Serves until a          International (international   Corporation
3509 Woodbine                       successor is elected    financial advisory firm)       (industrial
Street                              or earlier retirement                                  identification and
Chevy Chase,                        or removal.                                            specialty coated
MD 20815                                                                                   material products
                                                                                           manufacturer),
                                                                                           Director of Briggs &
                                                                                           Stratton Co. (engine
                                                                                           manufacturer) and
                                                                                           Mortgage Guaranty
                                                                                           Insurance Corporation

Margaret B.W.       Trustee         Trustee since 1990.     Founding Director of           None
Graham (58)                         Serves until a          Winthrop Group, Inc.
1001 Sherbrooke                     successor is elected    (consulting firm); Desautels
Street West,                        or earlier retirement   Faculty of Management,
Montreal,                           or removal.             McGill University
Quebec, Canada

Thomas J.           Trustee         Trustee since           Private investor (2004 -       Director of
Perna (55)                          February, 2006.         present); Senior Executive     Quadriserv Inc.
89 Robbins                          Serves until a          Vice President, The Bank of    (technology products
Avenue,                             successor trustee is    New York (financial and        for securities
Berkeley Heights,                   elected or earlier      securities services) (1986 -   lending industry)
NJ 07922                            retirement or           2004)
                                    removal.

Marguerite A.        Trustee        Trustee since 1982.     President and Chief            Director of a closed
Piret (57)                          Serves until a          Executive Officer, Newbury,    end investment company
One Boston                          successor is elected    Piret & Company, Inc.
Place, 28th                         or earlier retirement   (investment banking firm)
Floor, Boston,                      or removal.
MA 02108

John Winthrop       Trustee         Trustee since 1985.     President, John Winthrop &     None
(69)                                Serves until a          Co., Inc. (private
One North                           successor is elected    investment firm)
Adgers Wharf,                       or earlier retirement
Charleston, SC                      or removal.
29401

Fund Officers:

Osbert M. Hood      Executive Vice  Since June, 2003.       President and Chief            Trustee of certain
(53)*               President       Serves at the           Executive Officer, PIM-USA     Pioneer Funds
                                    discretion of the       since May, 2003 (Director
                                    Board                   since January, 2001);
                                                            President and Director of
                                                            Pioneer since May, 2003;
                                                            Chairman and Director of
                                                            Pioneer Investment
                                                            Management Shareholder
                                                            Services, Inc. ("PIMSS")
                                                            since May, 2003; Executive
                                                            Vice President of all of the
                                                            Pioneer Funds since June 3,
                                                            2003; Executive Vice
                                                            President and Chief
                                                            Operating Officer of
                                                            PIM-USA, November
                                                            2000-May 2003;

Dorothy E.          Secretary       Since September,        Secretary of PIM-USA; Senior   None
Bourassa (58)                       2000. Serves at the     Vice President- Legal of PIM
                                    discretion of board     USA; and Secretary/Clerk of
                                                            most of PIM-USA's
                                                            subsidiaries and Secretary
                                                            of all Pioneer funds since
                                                            September 2003 (Assistant
                                                            Secretary November 2000
                                                            until September 2003

Christopher P.      Assistant       Since July, 2006.       Assistant Vice President and   None
Harvey (45)         Secretary       Serves at the           Senior Counsel of Pioneer;
                                    discretion of board.    Vice President and Senior
                                                            Counsel of BISYS Fund
                                                            Services, Inc. (April 2001
                                                            to June 2002); Senior Vice
                                                            President and Deputy General
                                                            Counsel of Funds
                                                            Distributor, Inc. (July 2000
                                                            to April 2001); and
                                                            Assistant Secretary of all
                                                            Pioneer funds since July 2006

Vincent Nave        Treasurer       Since November, 2000.   Vice President-Fund            None
(61)                                Serves at the           Accounting, Administration
                                    discretion of Board.    and Controllership Services
                                                            of PIM-USA and Treasurer of
                                                            all Pioneer funds

Mark E.             Assistant       Since November 2004.    Deputy Treasurer of Pioneer    None
Bradley (46)        Treasurer       Serves at the           since 2004; Treasurer and
                                    discretion of Board.    Senior Vice President, CDC
                                                            IXIS Asset Management
                                                            Services from 2002 to 2003;
                                                            Assistant Treasurer and Vice
                                                            President, MFS Investment
                                                            Management from 1997 to
                                                            2002; and Assistant
                                                            Treasurer of all of the
                                                            Pioneer Funds since November
                                                            2004

Luis I. Presutti    Assistant       Since November, 2000.   Assistant Vice                 None
(41)                Treasurer       Serves at the           President-Fund Accounting,
                                    discretion of Board.    Administration and
                                                            Controllership Services of
                                                            Pioneer and Assistant
                                                            Treasurer of all Pioneer
                                                            funds since November 2000

Gary Sullivan       Assistant       Since May, 2002.        Fund Accounting Manager -      None
(48)                Treasurer       Serves at the           Fund Accounting,
                                    discretion of board     Administration and
                                                            Controllership Services of
                                                            Pioneer and Assistant
                                                            Treasurer of all Pioneer
                                                            funds since May 2002

Katherine Kim       Assistant       Since September,        Fund Administration            None
Sullivan (32)       Treasurer       2003. Serves at the     Manager-Fund Accounting,
                                    discretion of board     Administration and
                                                            Controllership Services
                                                            since June 2003; Assistant
                                                            Vice President-Mutual Fund
                                                            Operations of State Street
                                                            Corporation from June 2002
                                                            to June 2003 (formerly
                                                            Deutsche Bank Asset
                                                            Management); Pioneer Fund
                                                            Accounting, Administration
                                                            and Controllership Services
                                                            (Fund Accounting Manager
                                                            from August 1999 to May
                                                            2002); Assistant Treasurer
                                                            of all Pioneer funds since
                                                            September 2003

Terence J.          Chief           Since March 2006.       Chief Compliance Officer       None
Cullen (45)         Compliance      Serves at the           of Pioneer and Pioneer Funds
                    Officer         discretion of the       since March 2006; Vice
                                    Board                   President and Senior Counsel
                                                            of Pioneer since September
                                                            2004; and Senior Vice
                                                            President and Counsel, State
                                                            Street Research & Management
                                                            Company (February 1998 to
                                                            September 2004)

      *Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

      The outstanding capital stock of Pioneer Funds Distributor, Inc. ("PFD"), Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. (UniCredito Italiano), one of the largest banking groups in Italy. Pioneer, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees

      During the most recent fiscal year, the Board of Trustees held 14 meetings. Each Trustee attended at least 75% of such meetings.

      The Fund's Board of Trustees has created an audit committee (Audit Committee), a nominating committee (Nominating Committee), a valuation committee (Valuation Committee), an independent trustee committee (Independent Trustees Committee) and a Policy Administration Committee.

      Committee members are as follows:

Audit Committee

Marguerite A. Piret (Chair), Margaret B.W. Graham and David R. Bock

Independent Trustees Committee

Mary K. Bush, Margaret B.W. Graham (Chair), Marguerite A. Piret, Thomas J. Perna, John Winthrop and David R. Bock

Nominating Committee

Mary K. Bush, John Winthrop (Chair) and Marguerite A. Piret

Valuation Committee

Marguerite A. Piret (Chair), David R. Bock and Margaret B.W. Graham

Policy Administration Committee

Mary K. Bush (Chair), John Winthrop and Thomas J. Perna

      During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees held 17, 7, 4, 15, and 9 meetings, respectively.

      In accordance with the charter the Board of Trustees gave to the Audit Committees, their purposes are to:

      o act as a liaison between the Fund's independent auditors and the full Board of Trustees;

      o discuss with the Fund's independent auditors their judgments about the quality of the Fund's accounting principles and underlying estimates as applied in the Fund's financial reporting;

      o review and assess the renewal materials of all related party contracts and agreements, including investment advisory agreements, main distributions contracts, administration agreements, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

      o review and approve insurance coverage and allocations of premiums between management and the Fund and among the Pioneer funds;

      o review and approve expenses under the administration agreement between Pioneer and the Funds and allocations of such expenses among the Pioneer funds; and

      o receive on a periodic basis a formal written statement delineating all relationships between the auditors and the Fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

      The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and make a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

      The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the Fund's valuation procedures.

      The Policy Administration Committee reviews the implementation of certain of the relevant Fund's administrative policies and procedures.

      The Independent Trustees Committee reviews the management contracts and other related party contracts annually and are also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

      The Fund's Declarations of Trust provide that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the funds or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Compensation of Officers and Trustees

      The Fund pays no salaries or compensation to any of its officers.

      The Pioneer funds, including the Fund, compensate their trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

Sales Loads

      The Fund offers its shares to Trustees and officers of the Fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the Fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the Fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees.

For purposes of the statements below:

      o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

      o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

      o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the Fund's related funds include all of the Pioneer funds and any non-U.S. funds managed by Pioneer or its affiliates.

      As of December 31, 2005, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded USD 60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded USD 60,000 and to which any of the following were a party (each a "fund related party"):

o     the Fund

o     an officer of the Fund

o     a related fund

o     an officer of any related fund

o     Pioneer

o     PFD

o     an officer of Pioneer or PFD

o     any affiliate of Pioneer or PFD

o     an officer of any such affiliate

      During the calendar years 2004 and 2005, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded USD 60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, as a former Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer funds. The aggregate compensation paid to Sullivan & Cromwell by the Fund and the other Pioneer funds was approximately USD 208,010 and USD 173,353 in each of 2004 and 2005.

      During the calendar years 2004 and 2005, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o     Pioneer

o     PFD

o     UniCredito Italiano

o     any other entity in a control relationship with Pioneer or PFD

      None of the Fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o     the Fund

o     any related fund

o     Pioneer

o     PFD

o     any affiliated person of the Pioneer funds, Pioneer or PFD

o     UniCredito Italiano

o     any other entity in a control relationship to the Fund, Pioneer or PFD

Code of Ethics.

      The Fund's Boards of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the Fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Manager

      Pioneer Investment Management, Inc.
      60 State Street
      Boston, Massachusetts 02109
      USA

      manages the Fund under the terms of existing contracts, which may be canceled by either party on 60 day's written notice, subject only to the authority of the Board of Trustees. The share capital of Pioneer, a public limited company, amounted to USD 1.199 billion as of December 31, 2005 and is wholly owned by UniCredito Italiano.

      In addition to the Fund, Pioneer also manages other investment funds with investment objectives identical or similar to those of the Fund whose shares are not offered in the Federal Republic of Germany and the

Republic of Austria and it also serves as investment adviser for certain institutional and other clients. In such cases, the decision to recommend a purchase of one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

      It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the Fund, their portfolios do not generally consist of the same investments as the Fund or each other, and their performance results are likely to differ from those of the Fund.

      In its function as manager Pioneer supplies the Fund with investment research, investment advice and investment supervision as well as an investment plan corresponding to the investment objectives and strategies of each Pioneer fund, subject to the supervision of the Board of Trustees. Pioneer decides on the purchase and sale of securities for the Fund, looks after the implementation of relevant instructions, selects the securities dealers implementing these instructions, is responsible for accounting with regard to the investment transactions of the Fund and reports to the Board of Trustees on the investments of the Fund and its performance.

      Pursuant to an agreement entered into between Pioneer and Pioneer Investment Management Limited (PIML), an affiliate of Pioneer, the latter will render certain services to Pioneer and provide Pioneer with personal.

      Pioneer has been authorized by the Securities and Exchange Commission
(SEC) to appoint a sub-manager and to terminate or make material changes to existing sub-management agreements subject to the prior approval of the fund's Board of Trustees without the consent of the shareholders. Pioneer has final responsibility for appointing, dismissing and replacing a sub-manager. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the Fund intend to rely on such rule to permit Pioneer, subject to the approval of the Fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the Fund without shareholder approval.

      A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the Fund's annual report to shareholders, dated December 31, 2005.

Proxy Voting Policies of Pioneer Investment Management, Inc.

      Pioneer is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

      The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

      Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

      Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Proxy Voting Procedures

Proxy Voting Service

      Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

      Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

      From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

      In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

      If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

      A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

      o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity;

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

      o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

      Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

      In conjunction with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share - Blocking

      "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

      Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with the executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

      The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

      The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

      o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

      Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

      The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

      The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

      Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A.

Proxy Voting Policies

      Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

      All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

      Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

      Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

      While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

      We will generally support these and similar management proposals:

            o     Corporate name change.

            o     A change of corporate headquarters.

            o     Stock exchange listing.

            o     Establishment of time and place of annual meeting.

            o     Adjournment or postponement of annual meeting.

            o     Acceptance/approval of financial statements.

            o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

            o     Approval of minutes and other formalities.

            o Authorization of the transferring of reserves and allocation of income.

            o     Amendments to authorized signatories.

            o Approval of accounting method changes or change in fiscal year-end.

            o     Acceptance of labor agreements.

            o     Appointment of internal auditors.

      Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

      We normally vote for proposals to:

            o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the SEC.

            o     Restore shareholder rights to ratify the auditors.

      We will normally oppose proposals that require companies to:

            o     Seek bids from other auditors.

            o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

            o     Indemnify auditors.

            o Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

      On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

      General Board Issues

      Pioneer will vote for:

            o Audit, compensation and nominating committees composed of independent directors exclusively.

            o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

            o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

            o     Election of an honorary director.

      We will vote on a case-by case basis on these issues:

            o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

      We will vote against:

            o     Minimum stock ownership by directors.

            o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

            o Requirements for union or special interest representation on the board.

            o     Requirements to provide two candidates for each board seat.

      Elections of Directors

      In uncontested elections of directors we will vote against:

            o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

            o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

      We will also vote against:

            o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

            o Directors who appear to lack independence or are associated with very poor corporate performance.

      We will vote on a case-by case basis on these issues:

            o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

            o     Contested election of directors.

            o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

            o     Mandatory retirement policies.

            o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related Measures

      Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

      Pioneer will vote for:

            o     Cumulative voting.

            o     Increased ability for shareholders to call special meetings.

            o     Increased ability for shareholders to act by written consent.

            o     Restrictions on the ability to make greenmail payments.

            o     Submitting rights plans to shareholder vote.

            o     Rescinding shareholder rights plans ("poison pills").

            o     Opting out of the following state takeover statutes:

                  o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

                  o Control share cash-out provisions, which require large holders to acquire shares from other holders.

                  o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

                  o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

                  o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

                  o     Fair price provisions.

                  o     Authorization of shareholder rights plans.

                  o     Labor protection provisions.

                  o     Mandatory classified boards.

      We will vote on a case-by-case basis on the following issues:

            o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

            o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

            o     Proposals that allow shareholders to nominate directors.

      We will vote against:

            o Classified boards, except in the case of closed-end mutual funds.

            o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

            o     Classes of shares with unequal voting rights.

            o     Supermajority vote requirements.

            o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

            o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

            o Extension of advance notice requirements for shareholder proposals.

            o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

            o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

      Management needs considerable flexibility in determining the company's financial structure, and Pioneer normally supports management's proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

      Pioneer will vote for:

            o     Changes in par value.

            o Reverse splits, if accompanied by a reduction in number of shares.

            o Share repurchase programs, if all shareholders may participate on equal terms.

            o     Bond issuance.

            o     Increases in "ordinary" preferred stock.

            o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

            o     Cancellation of company treasury shares.

      We will vote on a case-by-case basis on the following issues:

            o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

            o Increase in authorized common stock. We will make a determination considering, among other factors:

                  o     Number of shares currently available for issuance;

                  o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

                  o     Proposed use of the additional shares; and

                  o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

            o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

            o     Proposals to submit private placements to shareholder vote.

            o     Other financing plans.

      We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

      Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

      Pioneer will vote for:

            o     401(k) benefit plans.

            o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

            o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

                  o     Amendments to performance plans to conform with OBRA;

                  o Caps on annual grants or amendments of administrative features;

                  o     Adding performance goals; and

                  o     Cash or cash-and-stock bonus plans.

            o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

            o     Require that option repricings be submitted to shareholders.

            o     Require the expensing of stock-option awards.

            o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

            o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

      We will vote on a case-by-case basis on the following issues:

            o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

            o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                                Dilution = (A + B + C) / (A + B + C + D), where

                                A = Shares reserved for plan/amendment,

                                B = Shares available under continuing plans,

                                C = Shares granted but unexercised and

                                D = Shares outstanding.

            o - The plan must not:

                  o ~Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

                  o ~Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

            o We are generally in favor of proposals that increase participation beyond executives.

            o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

            o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

            o We generally support proposals asking companies to adopt stock holding periods for their executives.

            o     All other employee stock purchase plans.

            o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

            o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

      We will vote against:

            o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

            o     Elimination of stock option plans.

      We will vote on a case-by case basis on these issues:

            o     Limits on executive and director pay.

            o     Stock in lieu of cash compensation for directors.

Corporate Governance

      Pioneer will vote for:

            o     Confidential voting.

            o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

            o Proposals requiring directors to disclose their ownership of shares in the company.

      We will vote on a case-by-case basis on the following issues:

            o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

            o Bundled proposals. We will evaluate the overall impact of the proposal.

            o Adopting or amending the charter, bylaws or articles of association.

            o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

      We will vote against:

            o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

            o     Limitations on stock ownership or voting rights.

            o     Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

      Pioneer will vote on the following and similar issues on a case-by-case basis:

            o     Mergers and acquisitions.

            o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

            o     Debt restructurings.

            o     Conversion of securities.

            o     Issuance of shares to facilitate a merger.

            o     Private placements, warrants, convertible debentures.

            o Proposals requiring management to inform shareholders of merger opportunities.

      We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

      Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

      Pioneer will vote for:

            o     Establishment of new classes or series of shares.

            o     Establishment of a master-feeder structure.

      Pioneer will vote on a case-by-case basis on:

            o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the Fund. We will examine more fundamental changes on a case-by-case basis.

            o     Approval of new or amended advisory contracts.

            o     Changes from closed-end to open-end format.

            o     Authorization for, or increase in, preferred shares.

            o     Disposition of assets, termination, liquidation, or mergers.

            o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

      Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

            o Conduct studies regarding certain issues of public concern and interest;

            o Study the feasibility of the company taking certain actions with regard to such issues; or

            o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

      We believe these issues are important and should receive management attention.

      Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

PORTFOLIO MANAGEMENT

Responsible portfolio managers

      Day-to-day management of the Fund's assets is the responsibility of John
A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

      Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979.

      Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

Additional Information About the Portfolio Managers

      The table below indicates, for each portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information in the table is as of December 31, 2005. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                                                                                         Number of
                                                                                      Accounts Managed    Assets Managed
                                                                                         for which           for which
 Name of Portfolio                        Number of Accounts        Total Assets      Advisory Fee is     Advisory Fee is
      Manager          Type of Account         Managed                Managed        Performance-Based   Performance-Based
---------------------  ----------------  ---------------------  -------------------  ------------------  -------------------
John A. Carey          Other                       9              $  2,848,266,000          N/A                  N/A
                       Registered
                       Investment
                       Companies

                       Other Pooled                4              $  1,076,207,000          N/A                  N/A
                       Investment
                       Vehicles

                       Other Accounts              2              $    159,612,000          N/A                  N/A

Walter                 Other                       9              $  2,848,266,000          N/A                  N/A
Hunnewell, Jr.         Registered
                       Investment
                       Companies

                       Other Pooled                4              $  1,076,207,000          N/A                  N/A
                       Investment
                       Vehicles

                       Other Accounts              2              $    159,612,000          N/A                  N/A

Potential Conflicts of Interest.

      When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

      Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

      o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the Fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the Fund, is the Standard & Poor's 500 Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

      o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

      o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

      Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers

The following table indicates as of December 31, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the Fund.

Name of Portfolio Manager                Beneficial Ownership of the Fund*
-------------------------                ---------------------------------------
John A. Carey                                               G

Walter Hunnewell, Jr.                                       E

*Key to Dollar Ranges

A.    None
B.    $1 - $10,000
C.    $10,001 - $50,000
D.    $50,001 - $100,000
E.    $100,001 - $500,000
F.    $500,001 - $1,000,000
G.    Over $1,000,000

Management fee

      The Fund pays Pioneer the following fees which are expressed as percentage per annum relative to the average daily net assets of the Fund:

Base fee:

      0.60% of the average daily net assets of the Fund up to $7.5 billion, 0.575% on the next $2.5 billion, and 0.550% on the excess over $10 billion.

Fee adjustment:

      The base fee may increase or decrease by a maximum of 0.10% depending on the performance of the Fund relative to one index (see following explanations)

      Normally management fees are calculated daily and paid monthly. Taking these fees Pioneer covers any management costs.

Calculation of the Performance Fee Adjustments

      The base fee may be adjusted to a higher or lower rate depending on whether the Fund in comparison with an index achieved a better or worse investment performance during the performance period. For this purpose, since May 1, 2003, the Trustees have designated the S&P 500 Index (the "Index") for the Pioneer Fund. The Index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

      The performance period consists of the current month and the prior 35 months (performance period). Each percentage point of difference (up to a maximum difference of +/- 10 percentage points) would result in a performance rate adjustment of 0.01%. The maximum rate adjustment is therefore +/- 0.10% p.a. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the average net assets of the Fund over the entire performance period, giving a dollar amount that will be added to (or subtracted from) the basic fee. The monthly performance adjustment will be further adjusted to the extent necessary to insure that the entire annual adjustment to the basic fee does not exceed +/- 0.10% of average daily net assets for that year. Pioneer currently is waiving the floor on its fee. Pioneer may reimpose it in the future but will not be entitled to any previously waived fees.

      Example of Performance Fee Adjustment

      The following hypothetical example illustrates the application of the performance adjustment.

      For purposes of the example, any dividends or capital gain distributions paid by the fund are treated as if reinvested in shares of the fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index.

      Example assuming the fund outperforms the Index

      The example also makes these assumptions:

                                                                            Fund's
      For the                Fund's                Index's        performance relative to the
Performance period   investment performance   cumulative change              Index
------------------   ----------------------   -----------------   ---------------------------
First day                     $10                   100
Last day                      $13                   123
Absolute change               +$3                   +$23
Actual change                 +30%                  +23%             + 7 percentage points

Based on these assumptions, the fund calculates Pioneer's management fee rate for the last month of the performance period as follows:

o The portion of the annual basic fee rate of 0.60% applicable to that month is multiplied by the Fund's average daily net assets for the month. This results in the dollar amount of the basic fee.

o The +7 percentage point difference between the performance of the Fund's Class A shares and the record of the Index is multiplied by the performance rate adjustment of 0.01% producing a rate of 0.07%.

o The 0.07% rate (adjusted for the number of days in the month) is multiplied by the Fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

o The dollar amount of the performance adjustment is added to the dollar amount of the basic fee producing the adjusted management fee.

      If the record of the Index during the performance period exceeded the Fund's performance, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee.

Example assuming the Index outperforms the Fund

      The example also makes these assumptions:

                                                                            Fund's
      For the                Fund's                Index's        performance relative to the
Performance period   investment performance   cumulative change              Index
------------------   ----------------------   -----------------   ---------------------------
First day                     $10                   100
Last day                      $11                   120
Absolute change               +$1                   +$20
Actual change                 +10%                  +20%            - 10 percentage points

Based on these assumptions, the fund calculates Pioneer's management fee rate for the last month of the performance period as follows:

o The portion of the annual basic fee rate of 0.60% applicable to that month is multiplied by the Fund's average daily net assets for the month. This results in the dollar amount of the basic fee.

o The -10 percentage point difference between the performance of the Fund's Class A shares and the record of the Index is multiplied by the performance rate adjustment of 0.01% producing a rate of - 0.10%.

o The - 0.10% rate (adjusted for the number of days in the month) is multiplied by the Fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

o The dollar amount of the performance adjustment is added to the dollar amount of the basic fee producing the adjusted management fee.

      Because the adjustment to the basic fee is based on the comparative performance of the relevant Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

      From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index. The Fund has been advised that the staff of the Securities and Exchange Commission takes the position that the Board may not substitute a new index without shareholder approval. Consequently, until the position of the staff changes, the Fund would submit any change in the index to shareholders for their approval.

      It is not possible to predict the effect of the performance adjustment on the overall compensation to Pioneer in the future since it will depend on the performance of the fund relative to the record of the Index.

      The Board of Trustees determined that it would be appropriate to increase Pioneer's compensation and that the amount of the increase should be greater when the Fund's performance exceeds that of an objective index and, conversely, lower when the Fund's performance is poorer than the record of that index. The Index was deemed appropriate for this comparison because it is composed of stocks similar to the securities in which the Fund is permitted to invest. The board believes that a performance adjustment is appropriate for the Fund and that providing incentives to Pioneer based on its performance benefits shareholders.

      Under the terms of the management contract, the Fund pays management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above.

      On April 17, 2003, the Fund's shareholders approved, effective May 1, 2003, the adoption of the Index as the benchmark for the Fund's performance fee adjustment. Previously, the Fund used the Lipper Growth and Income Fund Index (the "Old Benchmark") as its performance benchmark. The calculation of the performance fee using the Index is being phased in over a 36-month period. Accordingly, the Fund will pay management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment using the Old Benchmark with respect to any portion of the 36-month period occurring prior to May 1, 2003 and the Index for the portion of the 36-month period occurring after May 1, 2003.

      The basic fee is computed and accrued daily, the performance fee adjustment is calculated once per month and the entire management fee is paid monthly.

MAIN DISTRIBUTOR

      Pioneer Funds Distributor, Inc.
      60 State Street
      Boston, Massachusetts 02109, USA

      is a public limited company and an indirect, wholly-owned subsidiary of Pioneer Investment Management USA, Inc. and serves as main distributor of the Fund. Pioneer Funds Distributor, Inc. ("PFD") enters into sales contracts with various financial services companies in Europe which empower them to offer publicly shares in the Fund in those countries where this is legally possible.

      The share capital of PFD was USD 48.491 million as of December 31, 2005.

      PFD will bear expenses for the distribution of the fund's shares, except for expenses for which it is reimbursed or compensated by the Fund. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services. PFD also pays the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under U.S. federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the Fund.

TRANSFER AGENT

      Pioneer Investment Management Shareholder Services, Inc.
      60 State Street
      Boston, Massachusetts 02109, USA

      is a joint stock company established according to the Law of the Commonwealth of Massachusetts. As of April 30, 2006 it held a share capital of USD 53.267 million.

      As transfer agent of the Funds, Pioneer Investment Management Shareholder Services, Inc. processes the sales, redemptions and exchanges of fund shares, distributes dividends and capital gains, maintains the shareholders' fund accounts and also responds to the inquiries made by the shareholders.

      In addition to the reimbursement of its out-of-pocket expenses, it receives an annual fee of USD 26.60 per customer account from the Fund. The Fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments would be in lieu of the per account fee which would otherwise be paid to PIMSS.

CUSTODIAN

         Brown Brothers Harriman & Co.
         40 Water Street
         Boston, Massachusetts 02109,
         USA

      Brown Brothers Harriman & Co. is an U.S. American partnership holding a share capital as of December 31, 2005, of USD 345 million.

      With the Custodian Agreement dated July 1, 2001, the Fund has appointed Brown Brothers Harriman & Co. as custodian for the safekeeping of their securities and other assets. The Custodian Agreement may be canceled by either party on 75 day's written notice.

      The Fund pays the custodian a fee equal to between 0.005% of the first USD 10 billion of the net asset value and 0.002% of the net asset value over USD 30 billion for assets of the Fund in the USA.

      For assets held outside the USA, the Fund pays between 0.01% and 0.80% of the net asset value according to country categories.

      For U.S. securities transactions, the Fund has to pay between USD 3.50 and USD 20; for transactions in respect of other securities, fees become payable of between USD 20 and USD 350 according to country categories. In addition, the custodian is entitled to reimbursement of out-of-pocket expenses.

      According to the Custodian Agreement Brown Brothers Harriman & Co.'s responsibilities include the management of securities, collecting income from these securities, maintaining bank accounts, managing liquid assets for the purchase and sale of securities and keeping account records of currency transactions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, USA, act as the Fund's independent registered public accounting firm; they perform annual statutory audits, prepare tax returns and provide assistance in connection with checking documents to be submitted to US regulators. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the Fund's previous independent registered public accounting firm. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Pioneer pursuant to authority contained in the Fund's management contracts. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

      Pioneer may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

      The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the Fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the Fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

      The Fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the Fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the Fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the Fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the Fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the Fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent.

DISTRIBUTION SERVICE FEE

      The Fund has adopted with regard to its class A shares a distribution plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to this Plan certain distribution fees are paid to the main distributor.

      Pursuant to this Plan, the Fund reimburses Pioneer Funds Distributor, Inc. for its actual expenditures to finance any activity primarily intended to result in the sale of fund shares or to provide services to fund shareholders, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees.

      As of the date of this prospectus, the Board of Trustees of the Fund has approved payment of a distribution service fee of a maximum of 0.25% per annual of the average daily net assets, reimbursement to its expenditures for broker-dealer commissions and employee compensation on certain sales with no initial sales charge and reimbursement for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations. The expenses of the Fund pursuant are accrued daily at a rate which may not exceed the annual rate of 0.25% of the Fund's average daily net assets.

      PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

      No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano.

      There are two principal ways you compensate the financial intermediary through which you buy shares of the fund -- directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees.

      Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

      Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

      Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

      Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.

COSTS FOR BUSINESS ACTIVITY OF THE FUND

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are paid by the Fund:

(a) charges and expenses for accounting as well as appraisal fee and overhead including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office rent, personnel compensation, training and performance incentive payments;

(b)   the charges and expenses of auditors;

(c) the charges and expenses of the custodian, the transfer agent, a shareholder servicing agency providing services to shareholders, the paying agents or any other agent appointed by the Fund;

(d) issue and transfer taxes chargeable to the Fund in connection with securities transactions;

(e) insurance premiums, interest charges, dues and fees for membership in trade associations, taxes and all other fees payable to federal and state governments and its governmental agencies;

(f) fees and expenses involved in registering and maintaining registrations - of the shares in the Fund with the Securities and Exchange Commission
      (SEC)(Regulatory Agency) and in states, territories and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the competent regulatory agencies;

(g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and reports to shareholders and to governmental agencies;

(h)   charges and expenses of legal counsel to the Fund and the Trustees;

(i) distribution service fees in accordance with Rule 12b-1 promulgated by the SEC pursuant to the Investment Company Act of 1940;

(j) compensation and expenses of those trustees who are not affiliated with Pioneer, the relative fund (other than as trustees), Pioneer Investment Management USA, Inc. or Pioneer Funds Distributor, Inc.;

(k)   the cost of preparing and printing share certificates;

(l)   interest on borrowed money, if any

(m) any other expense that the Fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the Fund.

      In addition the Fund pays all brokers' commissions in connection with securities transactions.

      The following table shows you the fees and expenses you as shareholder have to bear directly or indirectly if you invest in the Fund.

Shareholder expenses
(Expenses will be retained from your amount invested or redemption proceeds)

                                                  Pioneer Fund
                                                  ------------

Maximum sales charge when you buy shares (1)          5.75%
Maximum deferred sales charge (1)                     None

(1) Purchases of USD 1,000,000 million or more are not subject to an initial sales charge. When redeeming fund shares a contingent deferred sales charge of 1% may be imposed. See "Redemption of Shares" in this prospectus.

Operating expenses of the Fund paid during the last business year from the assets of the Fund (as a percentage of average daily net assets)

                                       Pioneer Fund
                                       ------------

Management fee (2)                        0.57%
Distribution and service fee              0.25%
Other expenses                            0.26%
Total annual operating expenses(3)        1.08%

(2) The Fund pays a management fee based on its performance relative to a specified securities index. The Fund's basic fee, before any performance adjustment, is 0.60% of average daily net assets. This fee is reduced at asset levels above $7.5 billion..

(3) The Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

Example:

      If your investment amounts to USD 10,000 and has an assumed annual return of 5% each year, you will have to pay the following fees and expenses, with or without redemption at the end of each period.

                                       Pioneer Fund
                                       ------------
1 year                                     USD 679
3 years                                    USD 899
5 years                                  USD 1,136
10 years                                 USD 1,816

      The above example assumes reinvestment of all dividends and distributions and the fact that the percentages outlined under "annual operating expenses" stay the same every year.

      The example is given for information purposes only and should not be regarded as binding statement on past or future expenses or income. The actual expenses and income of the Fund fluctuate from year to year and may be higher or lower than shown in this table.

PUBLICATIONS

      The Fund publishes the issue and redemption prices daily in, among others, the following newspapers:

      Federal Republic of Germany

      Handelsblatt

      Republic of Austria

      Der Standard

      Shareholders are advised that the published prices under usual circumstances are those of the previous dealing day. They do not constitute an offer by the Fund to redeem the shares at the published prices.

DIVIDENDS, DISTRIBUTIONS AND TAXATION

      The Fund intends to qualify each year as a "tax-privileged investment fund" under the prevailing version of Subchapter M of the Internal Revenue Code of 1986 ("the Act") so that it will not pay federal income taxes on income and capital gains distributed to shareholders.

      The Fund will generally distribute its dividends quarterly in March, June, September and December; the distribution of short-term and long-term capital gains will take place in November.

      To maintain its status as tax-privileged investment fund, the Fund reserves the right to make distributions at other times.

      Unless shareholders specify otherwise, all distributions of the Fund will be automatically reinvested in additional full and fractional shares of the fund concerned without any sales charge.

      Please note that the following explanations only give a rough idea of complicated tax laws, only serving the purpose of giving you an overview.

U.S. Federal Backup Tax

      Capital gains and dividend distributions, the proceeds from redemptions of fund shares and other amounts paid to individuals and other non-exempt payees will be subject to a maximum federal backup tax of 28% if the Fund is not provided with the U.S. taxpayer identification number of the shareholder or the W-

8BEN declaration stating that the shareholder is not subject to this backup tax. The first W-8BEN declaration should be completed in the respective section of the subscription form. The W- 8BEN declaration will expire on December 31 of the third year. If shareholders do not receive a new W-8BEN form from Pioneer prior to expiration, they should contact the shareholders servicing agent immediately. In any case, it is the sole responsibility of the shareholders to make all declarations in connection with the federal backup-tax accurately and in time.

      Shareholders should consult their own tax advisers regarding state, local, non-U.S. and other applicable tax laws.

U.S. Withholding Tax

      Pursuant to Article X of the August 21, 1991 version of the agreement between the Federal Republic of Germany and the United States of America for the purpose of avoiding double taxation with regard to taxes imposed on income, the U.S. will impose a withholding tax in the amount of 15% on distributions of dividends, interest and short-term capital gains of the fund to individuals resident in the Federal Republic of Germany or in the Republic of Austria. Distributions of realized long-term capital gains will not be subject to withholding tax.

Taxation in Austria

      Incomes similar to distributions have to be paid tax on by investors taxable in Austria, whereas only 20% of the substantial earnings included in the incomes similar to distribution are taxable, as far as the shares are part of the private means. We expressly point to the fact that this explanation of tax treatment is only an abridgment of the legal provisions. We advise the investors to contact their tax advisor with respect to their individual tax situation.

SUPERVISION

Federal Republic of Germany

      The Fund is neither subject to supervision by the Federal Banking Supervisory Office nor any other state supervision by a German agency. However notification of the intention of selling shares of the funds in the Federal Republic of Germany has been given to the Federal Banking Supervisory Office in accordance with Section 7 of the Foreign Investment Act. The existing rights of distribution continue according to Sec. 144 (2) sentence 1 Investment Act after the introduction of the Investment Act on 1 January 2004.

Republic of Austria

      The Fund is neither subject to supervision by the Financial Market Supervisory Authority nor any other state supervision by an Austrian agency.

      Notification of the intention of selling Fund shares in the Republic of Austria has been given to the Financial Market Supervisory Authority in accordance with the Investment Fund Act.

United States of America

      Notification of the Fund has been given to the Securities and Exchange Commission (SEC) in the United States of America. However, the shares have not been approved or disapproved by the SEC or any other U.S. authority nor has any such authority checked the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

JURISDICTION

Federal Republic of Germany

      The jurisdiction for claims against the Fund, the manager or the main distributor, being involved in the distribution of fund shares in the Federal Republic of Germany, is Hamburg. The statement of complaint and any other documents may be served to the representative.

Republic of Austria

      The jurisdiction for claims against the Fund, the manager or the main distributor, being involved in the distribution of fund shares in the Republic of Austria, is Vienna. The statement of complaint and any other documents may be served to the representative.

RIGHT OF REVOCATION

Federal Republic of Germany

      If the purchase of investment shares was brought about as a result of verbal negotiations outside the permanent place of business of whoever sold or mediated the sale of the shares without the purchaser having asked the seller or agent to enter into such negotiations, the purchaser is entitled, pursuant to Section 126 of the Investment Act to cancel his purchase statement (Right of Revocation).

      The revocation has to be effected in writing toward the Fund or its Representatives within a period of two weeks. The period will start to run with the declaration of the purchase statement, but no earlier than with the unrequested offer of the prospectus free of charge. The time limit is granted if the revocation is dispatched in time.

      The right of revocation does not apply if a person engaged in business acquired the shares for his business assets.

      If the buyer has already made payment before the revocation, upon return of the purchased shares, the fund shall provide reimbursement for the value of the paid shares on the day following receipt of the revocation and the paid costs. The "paid costs" correspond to the offering costs.

Republic of Austria

      For Austrian investors Sections 3 and 3a Consumer Protection Act apply along with Section 12 of the Securities Supervision Act.

      If the client is a customer in the legal sense of the Consumer Protection Act and if he has not declared his contractual statement in the permanent places of business of the investment company or the person who has sold or negotiated the shares, he may cancel his contractual statement or the contract according to Sec. 3 Consumer Protection Act. The revocation may be declared until the contract is concluded or afterwards within one week. The period will start with the disbursement of a document containing at least the name and address of the seller, the details required for identification of the contract as well as the instruction to the right of revocation, at earliest with the conclusion of the contract.

      To be legally effective the revocation has to be made in written. Thereby it is sufficient if the consumer is returning a document, which contains his or the investment company's contractual statement, to the investment company or its agent with a notation, which shows that the consumer is refusing the conclusion or the maintenance of the contract.

REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY

      Roland Baum
      Rechtsanwalt
      Alte Rabenstrasse 2
      20148 Hamburg

      acts as representative of the Fund in the Federal Republic of Germany pursuant to Section 138 of the Investment Act.

      The representative represents the Fund in and out of court. He is authorized to receive documents intended for the Manager and the Main Distributor.

      Place of jurisdiction for actions to be brought against the Fund, the Manager or the Main Distributor relating to sales of shares in the Federal Republic of Germany is Hamburg.

REPRESENTATIVE IN THE REPUBLIC OF AUSTRIA

      Bank Austria Creditanstalt AG
      Am Hof 2
      D-1010 Vienna

      acts as representative of the Fund in the Republic of Austria.

      The representative represents the Fund in and out of court. He is authorized to receive documents intended for the manager and the main distributor.

      Place of jurisdiction for actions to be brought against the Fund, the Manager or the Main Distributor relating to sales of shares in the Republic of Austria is Vienna.

DESCRIPTION OF FUND SHARES

      The Fund is open-end investment funds which are independent of each other, in the legal form of a Delaware statutory trust. As an open-end investment funds, the Fund is obliged to offer continuously its shares to the public and under normal conditions to redeem the shares upon the demand of a shareholder after having received payment of the net asset value of the shares. The Fund was created for an indefinite period.

      If the shares are purchased and paid in accordance with this prospectus, they are fully-paid and are not subject to any additional funding obligation. The transfer agent registers the shares, which are registered shares, by book transfer and does not normally issue any certificates.

      The share capital of the Fund is at all times equal to its net assets.

      The Declaration of Trust of the Fund permit the Board of Trustees to issue an unlimited number of shares and fractional shares, which may be divided into different series and classes of shares. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. The Fund is divided into the following classes of shares designated as class A, class B, class C, class R, class Y and Class I. In Germany and Austria only class A shares are available.

      Each share in the Fund has equal rights as to voting, dividends, liquidation proceeds and claim to redemption. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different fees and votes separately with respect to the Rule 12b-1 Plans.

      Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although the Fund is not required to hold annual shareholder meetings, under certain circumstances the shareholders have the right to call special meetings for the purpose of electing or removing Trustees or passing other resolutions as provided by the Declaration of Trust.

      The shares of each series of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the Fund's shares. Shares have no pre-emptive or conversion rights.

      As a Delaware statutory trust, the Fund's operations are governed by the Declaration. A copy of the Fund's Certificate of Trust, dated May 1, 1996, is on file with the office of the Secretary of State of Delaware.

      According to the law of Delaware, shareholders in the Fund are not liable for the obligations of these funds. However, it cannot be excluded that the funds are sued in a state refusing the application of the law of Delaware so that the shareholders could be held personally liable.

In order to avoid the risk of personal liability the Declaration of Trust of the Fund (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees, (ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

      In addition the Declaration provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

      The Declaration further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. This does not apply if the Trustee or officer would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

NET ASSET VALUE AND DETERMINATION OF OFFERING PRICES

      Shares of the Fund are sold at the offering price, which is the net asset value per share plus the applicable sales charge. The net asset value per share is determined for the Fund by dividing the value of its assets, less liabilities, by the number of shares outstanding. In principle the net asset value is calculated once daily, on each day the New York Stock Exchange is open for business, as of the close of regular trading hours on the Exchange (normally 4:00 p.m. Eastern U.S.
time).

      The Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the Fund may use a security's fair value. All methods of determining the value of a security used by the Fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the Fund relies upon securities prices provided by pricing services.

      The Fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the Fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the Fund determines its net asset value. In those circumstances when the Fund believes the price of the security may be affected, the Fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund.

      Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The Fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The Fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds.

      Orders for the purchase, exchange and redemption of shares which are received by the transfer agent of the Fund prior to the close of regular trading hours on the exchange (currently 4:00 p.m. Eastern U.S. time) will be executed at the net asset value per share (plus sales charge, if any) determined at the close of regular trading hours on the exchange on that day. This requires generally that the request is received by the shareholder servicing agent in Hamburg in good order by 5:00 p.m. Central European time. Please note that public holidays in the U.S. may differ from those in Germany. Orders received by the shareholder servicing agent after 5:00 p.m. Central European Time or by the transfer agent following the close of regular trading hours on the exchange will usually be executed at the net asset value per share (plus sales charge, if any) calculated at the close of regular trading hours on the exchange on the following business day.

      The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund.

EXAMPLE OF COMPUTATION OF THE PUBLIC OFFERING PRICE

      The net asset value of USD 5,114,963 divided by the number of issued fund shares (247,541,206) gives the net asset value per share of USD 20.66 which corresponds to the redemption price per share.

      The net asset value per share plus a sales charge of 6.10% of the net asset value per share (USD 1.26) gives the offered price per share of USD 21.92.

SELECTED DATA PER SHARE

      The information below has been audited by Ernst & Young LLP, independent registered public accounting firm, in connection with the Fund's financial statements whose report together with the Fund's financial statements are included in the annual report. The information below for the fiscal year 2001 has been audited by Arthur Andersen LLP, the previous independent accountants. The data below should be read in connection with the financial statements included in the annual reports.

      For the year ended 31 December

                                            2005              2004             2003               2002              2001
Net asset value, beginning of period   $       42.06     $       38.00     $       30.76     $       38.87     $       44.26
Increase (decrease) from investment
operations
Net investment income (loss)           $        0.37     $        0.35     $        0.28     $        0.27     $        0.18
Realized and unrealized gain (loss)
on investments and foreign currency
transactions                           $        2.31     $        4.05     $        7.24     $       (8.12)    $        5.11
Total increase (decrease) from
investment operations                  $        2.68     $        4.40     $        7.52     $       (7.85)    $       (4.93)
Distributions to shareholders from
Net investment income                  $       (0.39)    $       (0.34)    $       (0.28)    $       (0.26)    $       (0.16)
Net realized capital gains             $       (0.14)                -                 -                 -     $       (0.30)
Net increase (decrease) in net
asset value                            $        2.15     $        4.06     $        7.24     $       (8.11)    $       (5.39)
Net asset value, end of period         $       44.21     $       42.06     $       38.00     $       30.76     $       38.87
Total return*                                   6.40%            11.64%            24.58%           (20.26)%          (11.13)%
Ratios/Supplemental Data
Ratio of net expenses to average
net assets**                                    1.08%             1.06%             1.09%             1.11%             1.14%
Ratio of net investment income
(loss) to average net assets**                  0.88%             0.90%             0.86%             0.75%             0.43%
Portfolio-turnover rate                           13%               14%                6%                7%                6%
Net assets (in thousands), end of
period                                 $   5,648,986     $   5,626,270     $   5,370,888     $   4,584,649     $   6,140,520
Ratios assuming reduction for fees
paid indirectly
Net expenses                                    1.08%             1.06%             1.09%             1.10%             1.13%
Net investment income (loss)                    0.88%             0.90%             0.86%             0.76%             0.44%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions as well as the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Ratio assuming no reduction for fees paid indirectly.

PART B - FEATURES OF THE FUND (INVESTMENT OPERATIONS, INVESTMENT RESTRICTIONS, INVESTMENT RISKS)

I. Investment Restrictions

      Fundamental restrictions

      The Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii)  more than 50% of the outstanding shares of the Fund.

      Pursuant to these restrictions, the Fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, the fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed); (b) borrow up to an additional 5% of the Fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

(3) Invest in real estate, except (a) that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities, and shares of investment companies), if

      (a) such purchase would cause more than 5% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer, or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(7) Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications. As of the date of this prospectus, the Fund relied on MSCI Global Industry Classification Standard (GICS) classifications. The Fund's policy does not apply to investments in U.S. government securities.

Non-Fundamental Investment Restrictions

      The following restrictions have been designated as non-fundamental and may be changed by a vote of the Fund's Board of Trustees without approval of shareholders: the Fund may not engage in short sales, except short sales against the box.

      As a non-fundamental policy, the fund will not invest in any investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act so long as another investment company invests in the fund in reliance on
Section 12(d)(1)(G).

      As long as the Fund is registered in the Federal Republic of Germany, Austria or Switzerland, the Fund may not without the prior approval of its shareholders:

(i) Acquire the shares/units of any other pool of assets, irrespective of its legal form and type, which is invested according to the principle of risk-diversification. This restriction does not apply to a plan of merger or consolidation with or acquisition of substantially all the assets of such other pool of assets;

(ii) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships or real estate funds) that invest in real estate or interests therein, provided that investment in real estate investment trusts ("REITs") is limited to 20% of the fund's net asset value, and further provided that the REIT is not a partnership, its shares are listed on a stock exchange or traded in an organized market, and it is not subject to an investment fund supervision in its home state;

(iii) Borrow money in amounts exceeding 10% of the Fund's total assets (including the amount borrowed) taken at market value;

(iv) Pledge, mortgage, hypothecate or otherwise encumber its assets except in connection with borrowings by the fund;

(v)      Purchase securities on margin or make short sales;

(vi)     Redeem its securities in-kind;

(vii) Invest in interests in oil, gas or other mineral exploration or development leases or programs; or

(viii)   Invest in participations of venture capital or private equity funds.

         Further, as long as the Fund is registered in Switzerland, the Fund may not, under the laws of that country without the prior approval of its shareholders:

(a) Purchase gold or silver bullion, coins or other precious metals or purchase or sell futures contracts or options on any such precious metals;

(b) Invest more than 10% of its total assets in the securities of any one issuer; provided, however, that this restriction does not apply to cash items and U.S. government securities;

(c) Write (sell) uncovered calls or puts or any combination thereof or purchase, in an amount exceeding 5% of its assets, calls, puts, straddles, spreads or any combination thereof; or

(d) Invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

         In the case of a change in the laws of Germany, Austria or Switzerland applicable to the Fund, the Trustees have the right to adjust the above restrictions relating to the Fund's registration in these countries accordingly without the prior approval of the shareholders.

         To the extent that an investment restriction imposed by a non-U.S. jurisdiction in which the Fund offers shares differs from the equivalent restriction under the 1940 Act, the Fund will invest its assets according to the more restrictive investment policy. Because these investment policies affect the Fund's investments, all Fund shareholders, regardless of country of domicile, will be invested in the Fund, the assets of which are subject to the policies imposed both by the 1940 Act and the laws of the other jurisdictions in which the Fund is registered. For example, the Fund may be subject to laws of the Federal Republic of Germany regulating the fund's investments. In determining to register the fund in Germany, Pioneer and the

Board of Trustees concluded that such registration would not adversely affect the Fund's ability to adhere to its investment objectives, restrictions and policies.

      The following table illustrates which investment restriction the Fund would apply depending on the jurisdictions in which the fund is registered. In each case, the restrictions of the non-U.S. jurisdiction, if addressed by the non-U.S. restriction, are stricter than the equivalent U.S. restriction. As a result, as long as the fund is registered in the Federal Republic of Germany, Austria or Switzerland, the Fund will adhere to the relevant restrictions of those countries.

                                                                If registered in the U.S.,
         Category of              If registered in the U.S.        Federal Republic of        If registered in the U.S.
    investment restriction                  only                 Germany and/or Austria            and Switzerland
-------------------------------------------------------------------------------------------------------------------------
Senior securities                Fundamental restriction       Fundamental restriction       Fundamental restriction
                                 no. 1 applies                 no. 1 applies                 no. 1 applies

Borrowing                        Fundamental restriction       Non-fundamental               Non-fundamental
                                 no. 2 applies                 restriction no. (iii)         restriction no. (iii)
                                                               applies                       applies

Investments in real estate       Fundamental restriction       Non-fundamental               Non-fundamental
                                 no. 3 applies                 restriction no. (ii)          restriction no. (ii)
                                                               applies                       applies

Lending                          Fundamental restriction       Fundamental restriction       Fundamental restriction
                                 no. 4 applies                 no. 4 applies                 no. 4 applies

Commodities and commodity        Fundamental restriction       Fundamental restriction       Non-fundamental
contracts                        no. 5 applies                 no. 5 applies                 restriction (a) applies

Total assets of fund in any      Fundamental restriction       Fundamental restriction       Fundamental restriction
one company                      no. 6(a) applies              no. 6(a) applies              no. 6(a) applies

Percentage ownership of          Fundamental restriction       Fundamental restriction       Non-fundamental
company by fund                  no. 6(b) applies              no. 6(b) applies              restriction (b) applies

Acting as underwriter            Fundamental restriction       Fundamental restriction       Fundamental restriction
                                 no. 7 applies                 no. 7 applies                 no. 7 applies

Securities of other              No fundamental restriction    Non-fundamental               Non-fundamental
investment companies                                           restriction (i) applies       restriction (i) applies

Pledging, mortgaging,            No fundamental restriction    Non-fundamental               Non-fundamental
hypothecating or otherwise                                     restriction no. (iv)          restriction no. (iv)
encumbering assets                                             applies                       applies

Purchases on margin or make      No fundamental restriction    Non-fundamental               Non-fundamental
short sales                                                    restriction (v) applies       restriction (v) applies

Redemption of securities         No fundamental restriction    Non-fundamental               Non-fundamental
in-kind                                                        restriction (vi) applies      restriction (vi) applies

Oil, gas or other mineral        No fundamental restriction    Non-fundamental               Non-fundamental
exploration or development                                     restriction (vii) applies     restriction (vii) applies
leases or programs

Call and put options             No fundamental restriction    No fundamental restriction    Non-fundamental
                                                                                             restriction (c) applies

Venture capital or private       No fundamental restriction    Non-fundamental               Non-fundamental
equity funds                                                   restriction (viii) applies    restriction (viii) applies

Financial instruments used       No fundamental restriction    No fundamental restriction    Non-fundamental
for non-hedging which have a                                                               restriction (d) applies
leverage effect

II. INVESTMENT TRANSACTIONS AND INVESTMENT RISKS

      The following investment transactions and their related risks will be accepted by the Fund, unless expressly stated otherwise.

Illiquid securities

The Fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (Securities Act of 1933) are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements according to the Securities Act of 1933 and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted marketable securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund's ability to raise cash for redemptions or other purposes. If the Fund sold restricted securities other than pursuant to an exception from registration under the Securities Act of 1933, such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the Securities Act of 1933.

Investment in Initial Public Offerings

      To the extent consistent with its investment objective, the Fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the Fund's investment performance. The Fund cannot assure that investments in initial public offerings will continue to be available to the Fund or, if available, will result in positive investment performance. In addition, as the Fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the Fund is likely to decrease.

Debt Securities Selection

      In selecting fixed income securities for the Funds, Pioneer gives primary consideration to the relevant Fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the Fund's liquidity requirements. Once Pioneer determines to allocate a portion of the Fund's assets to debt securities, Pioneer regularly focuses on short-term financial instruments to provide liquidity and may invest in a range of fixed income securities if the Fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Convertible Debt Securities

      The Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Debt Obligations of Non-U.S. Governments

      The Fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks which are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt issues. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Debt securities rating criteria

      Investment grade debt securities which are recommended for investment are those rated "BBB" or higher by Standard & Poor's or the equivalent rating of other national statistical rating organizations. Debt securities rated "BBB" are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the Fund's investment objectives and policies.

      Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other national statistical rating organizations. In general, the Fund may only invest in debt securities rated at least "C", or comparable unrated securities.

      Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments.

      The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their interest payment obligations or to repay their debts upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net value to the extent that the Fund invests in such securities. In addition, the Fund may incur additional expenses to the extent they are required to seek recovery in payment of principal or interest on its portfolio holdings.

      The secondary market for junk bond securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Since investors generally perceive that there are greater risks associated with debt securities of medium to low quality of the type in which the funds may invest a portion of their assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

      Medium to low rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, medium to low rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

U.S. Government Securities

      U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (FHLBs), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

      U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S.

government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Short-Term Investments

      For temporary defensive or cash management purposes, the Fund may invest in all types of short-term investments including, but not limited to, corporate commercial paper and other short-term commercial obligations issued by domestic companies; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks located in the U.S.; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and repurchase agreements.

Risks of Non-U.S. Investments

      To the extent that the Fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investments in securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and growing economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to
(i) differences in size, liquidity and volatility of, as well as the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) negative economic, political and social factors; and (iii) unfavorable foreign exchange conditions, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Investments in Emerging Markets

      The Fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the MSCI Emerging Markets Index. The Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the Fund may invest in unquoted securities, including securities of emerging market issuers.

Non-U.S. securities markets and regulations

      There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies frequently are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging markets, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political and social factors

      Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvements in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country.

      Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Fund's investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

      Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

      Unanticipated political and social developments may affect the values of the Fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these might not occur again.

      Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency risks

      The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, a fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian services and related investment costs

      Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

Withholding and other taxes

      The Fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to the Fund's investments in such countries. These taxes will reduce the return achieved by the Fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Real Estate Investment Trusts ("REITs") and Associated Risk Factors

      REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

      Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

Investments in Depositary Receipts

      The Fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

      ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the funds will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

      For purposes of the Fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Other Investment Companies

      The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act, as amended. Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the SEC.

      The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Exchange Traded Funds

      Subject to the limitations on investment in other investment companies, the Fund may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Repurchase Agreements

      The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the supervision of the Board of Trustees Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the relevant Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. The Fund may not be seeking to achieve the capital growth portion of its investment objective when investing in repurchase agreements, which produce ordinary income.

Short Sales against the box

      The Fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example, when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

      If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.

Asset Segregation

      The 1940 Act, as amended, requires that the Fund segregates assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

When-Issued and Delayed Delivery Securities

      The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Portfolio Turnover

      It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders.

Foreign Currency Transactions

      The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the relevant fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

      Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

      The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

      The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund's foreign assets.

      While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

      Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund concerned of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

      If the Fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation".

Options on Foreign Currencies

      The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities quoted or denominated in that currency.

      Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollar which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

      The Fund may also write options on foreign currencies for hedging purposes. For example, if a fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

      Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

      A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash or liquid securities. See "Asset Segregation".

      The Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the Fund as a writer of a covered call option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

      The Fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

      The Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.

Options on Securities and Securities Indices

      For hedging purposes or to seek to increase total return, the Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities

      A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options are to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

      A put option written by a fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

      Call and put options written by the Fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

Writing Call and Put Options on Securities Indices

      The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

      The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregated assets with a value equal to the exercise price.

Purchasing Call and Put Options

      The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (protective puts) or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

      The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Risks of Trading Options

      There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

      Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

      In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the relevant fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

      To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

Futures Contracts

      A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

      When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a foreign currency to establish the price in the U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies

      Hedging, by use of futures contracts, seek to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Pioneer, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differences by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

      On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipated the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts

      The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations

      The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

      The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

      Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

      While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund concerned may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities in differing degrees.

Warrants and Stock Purchase Rights

      The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

      The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to vote or to dividends and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

      As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of warrants or stock purchase rights does not necessarily change with the value of the underlying securities, and warrants or stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares

      The Fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

Lending of Portfolio Securities

      The Fund may lend portfolio securities to registered broker-dealers or other institutional investors who are considered to be reliable by Pioneer under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. In such case the Fund would continue to receive the equivalent of the interest or dividends paid on the securities loaned and would participate in the price developments of the securities both in the positive and negative sense and would receive income from the collateral. The Fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. However, the Fund concerned will not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important voting of the shareholders or with respect to the declaration or refusal of consent on a material matter affecting the investment.

      As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of securities loaned exceed 33 1/3% of the value of the Fund's total assets.

Disclosure of Portfolio Holdings

      The Fund's Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other funds and accounts that have substantially similar investment strategies, these policies and procedures only relate to the disclosure of portfolio information of registered management investment companies.

      Generally, Pioneer will make the Fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish the Fund's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the Fund's website (www.pioneerfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding the Fund's top ten holdings (including the percentage of the Fund's assets represented by each security), the percentage breakdown of the Fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

      Pioneer may provide the Fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this prospectus are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the Fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this Prospectus, Pioneer had not provided the Fund's portfolio holdings information to any entity prior to the date such information was made public. The third party must agree to a limited use of that information which does not conflict with the interests of the Fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the Fund.

      Compliance with the Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's prospectus.

      The Fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the Fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the Fund's custodian, Fund accounting agent, principal underwriter, investment sub-adviser, if any, auditors or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. Neither Pioneer nor the Fund receives any compensation or other consideration from these arrangements for the release of the Fund's portfolio holdings information.

      In addition, the Fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the Fund's fiscal quarter.

PART C - CONTRACTUAL PROVISIONS

      The legal relationship between the investor and the Fund is governed by the following contractual provisions representing a non-concluding summary of the provisions from the Declaration of Trust, Articles of Association and the Statement of Additional Information. The full German versions of the aforementioned contract documents are obtainable from the representatives.

I. GENERAL INFORMATION

1.1 All shares in the Fund represent equal property rights without there being shares with preferred rights. The number of shares is unlimited.

1.2 The sales contract comes into effect once a proper purchase order together with the purchase price has been received by the transfer agent in the currency of the United States of America and the Fund has not immediately rejected the purchase order.

1.3 Immediately after the sales contract has come into effect, the transfer agent opens a fund account for the buyer in which, among others, the number of shares he has purchased is placed. The buyer accordingly receives confirmation of such.

1.4 One copy of the Declaration of Trust of the Fund has been submitted to the Ministry of the Interior of Delaware. Express indication is given hereby that the present prospectus is issued solely in the name of the Fund and that any obligations which may arise in connection with or from this prospectus are not binding for the individual trustees or shareholders of the Fund, but may only be asserted against the assets of the Fund.

II. OFFERING PRICE

2.1 The offering price of a share is computed from the net asset value of the Fund divided by the number of outstanding shares of the Fund plus an initial sales charge graduated according to the amount of the investment.

2.2 Buyers purchasing shares to a value of at least USD 50,000 within a period of 13 months and holding such shares for at least one day during this period and providing a corresponding letter of intention become eligible for a reduced sales charge on the total investment.

2.3 The reduced sales charge also applies to further purchases of shares if all shares owned by a buyer, plus the newly subscribed shares, have an aggregate value of USD 50,000 or more.

III. RIGHT OF FREE DISPOSAL IN THE EVENT OF DEATH

      In the event of death, the Fund may demand presentation of a certificate of inheritance, letters testamentary or other documents required for this purpose. The Fund may forgo presentation of a certificate of inheritance or letters testamentary if a duplicate or a certified copy of the testamentary disposition (testament, contract of inheritance) is presented together with the appropriate minutes of opening. The Fund is authorized to regard as beneficiary the heir designated therein or the executor of the will, to grant him right of free disposal and, in particular, to make payment to him with discharging effect.

      This shall not apply if the Fund has knowledge that the person designated therein does not have right of free disposal, or if this has not come to their knowledge as a result of negligence.

IV. TRUSTEES AND MANAGEMENT

4.1 The trustees are elected either by the other trustees or by the shareholders. The number of trustees is determined by the trustees. There must be at least three trustees.

4.2 The management of the Fund is entrusted to the trustees who have the right to appoint a management company for this purpose. They are owners and bearers of all the assets of the Fund. They hold these assets in trust for the shareholders proportionate to the number of shares they hold.

V. SHAREHOLDERS' MEETINGS

      Shareholders' meetings may be convened from time to time by the trustees or shareholders holding at least 10% of the shares.

VI. REPURCHASE OF SHARES

      The Fund has an obligation to repurchase shares at its net asset value. In order to do so, certain formalities defined by the trustees must be observed. The obligation to repurchase may be suspended if the New York Stock Exchange is closed for business or if, under certain circumstances, the U.S. SEC so permits.

VII. LIABILITY OF TRUSTEES

      The trustees shall only be held liable in the event of gross negligence and intention. They are not liable for the actions of other trustees. They shall not be held personally liable for legal transactions executed in the name of the Fund.

VIII. INDEMNIFICATION OF SHAREHOLDERS FOR THIRD PARTY CLAIMS

8.1 Should a shareholder be held personally liable only because of being shareholder and the claim has been filed not because of misconduct on his part, he may demand indemnification from the Fund involved for all expenses and costs he may incur as a consequence thereof.

8.2 Should third party claims be filed against the Fund, these shall apply only to the Fund itself and not to its shareholders, trustees, representatives, officers or directors.

IX. INVESTMENT AND BORROWING RESTRICTIONS

      As long as the Fund is registered in Germany, Austria and Switzerland for public distribution, the Fund must not

9.1 Acquire the shares/units of any other pool of assets, irrespective of its legal form and type, which is invested according to the principle of risk-spreading. This restriction does not apply to a plan of merger or consolidation with or acquisition of substantially all the assets of such other pool of assets;

9.2 Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships or real estate funds) that invest in real estate or interests therein, provided that investment in real estate investment trusts ("REITs") is limited to 20% of the fund's net asset value, and further provided that the REIT is not a partnership, its shares are listed on a stock exchange or traded in an organized market, and it is not subject to an investment fund supervision in its home state;

9.3 Borrow money other than as a temporary measure and not in amounts exceeding 10% of the Fund's total assets (including the amount borrowed) taken at market value;

9.4 Pledge, mortgage, hypothecate or otherwise encumber its assets except in connection with borrowings by the fund;

9.5   Purchase securities on margin or make short sales;

9.6   Redeem its securities in-kind;

9.7 Invest in interests in oil, gas or other mineral exploration or development leases or programs.

9.8   Invest in participations of venture capital or private equity funds.

      In the case of a change in the laws of Germany and/or Austria applicable to the Fund, the Trustees have the right to adjust the above restrictions relating to the Fund's registration in these countries accordingly without the prior approval of the shareholders.

X. SAVINGS PLANS

      Should the Fund offer savings plans, initial sales charges shall only be payable on the actual investment. A preliminary charge of costs as contemplated by Section 125 Investment Act shall under no circumstances be imposed.

XI. APPLICABLE LAW

      The Declaration of Trust had been drawn up in accordance with the Laws of Delaware (USA) respectively. The laws of this state governs the legal relationship between the shareholders and the Fund.

XII. TERMINATION OF THE PIONEER FUNDS

      The Fund has been formed for an indefinite period. They may be terminated at any time either by the trustees or by a majority of two thirds of shareholder votes.

      The liquidation proceeds must be distributed to the shareholders in the ratio of the shares they hold once all liabilities have been met.

AUDIT CERTIFICATE OF THE PROSPECTUS EXAMINATION PERFORMED BY THE REPRESENTATIVE, BANK AUSTRIA CREDITANSTALT AKTIENGESELLSCHAFT:

      In accordance with the provisions of Section 26 of the Investment Fund Act, Bank Austria Creditanstalt Aktiengesellschaft, as representative and examiner of the prospectus, hereby confirms that the present prospectus has been examined and approved as being correct and complete.

      Bank Austria Creditanstalt Aktiengesellschaft.